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Statement of Additional Information Supplement dated February 25, 2013
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, AX, B, C, CX, R, RX, Y, R5 and R6 shares of the Funds listed below:
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
     The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS — Classification”:
     “The Trust is an open-end management investment company. Each of the Funds is “non-diversified” for purposes of the 1940 Act, which means each Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.
     The Funds are “funds of funds” which invest in other underlying funds and generally do not directly invest in the securities or use the investment techniques discussed below under “Investment Strategies and Risks.”
     Following is the list of the underlying funds in which the Funds invest (Underlying Funds) and their current related target percentage allocations (the allocation percentages may not add to 100% due to rounding). The Underlying Funds in which the Funds invest are mutual funds advised by Invesco. A Fund will become increasingly conservative over time approximately ten years prior to the target retirement date, which is the year specified in the Fund’s name. Once a Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of the Invesco Balanced-Risk Retirement Now Fund. The actual percentage allocations will vary from the target weightings in an Underlying Fund due to factors such as market movements and capital flows. Invesco monitors the selection of Underlying Funds to ensure that they continue to conform to the Funds’ current asset class allocations and rebalances the Funds’ investments in an Underlying Fund on a monthly basis to keep them within their target weightings. Invesco may change a Fund’s asset class allocations, Underlying Funds or target weightings in an Underlying Fund without shareholder approval. Some portion of each Fund’s portfolio may be held in cash due to purchase and redemption activity and other short term cash needs and the percentage allocations do not reflect the Funds’ working cash balances. Cash flows will be managed to help maintain target percentage allocations.

	Invesco	Invesco	Invesco	Invesco	Invesco
	Balanced-	Balanced-	Balanced-	Balanced-	Balanced-
	Risk	Risk	Risk	Risk	Risk
	Retirement	Retirement	Retirement	Retirement	Retirement
	2050	2040	2030	2020	Now
Underlying Funds	Fund	Fund	Fund	Fund	Fund
Invesco Balanced-Risk Allocation Fund	10.00%	43.33%	76.66%	88.00%	60.00%
Invesco Balanced-Risk Aggressive Allocation Fund	90.00%	56.66%	23.33%	0.00%	0.00%
Liquid Assets Portfolio	0.00%	0.00%	0.00%	6.00%	20.00%
Premier Portfolio	0.00%	0.00%	0.00%	6.00%	20.00%
Total	100.00%	100.00%	100.000%	100.00%	100.00%
Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund invest primarily in derivatives and other financially-linked instruments whose performance is expected to
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correspond to U.S. and international fixed income, equity and commodity markets. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund may seek exposure to futures, swap agreements, including total return swaps, exchange-traded funds, exchange-traded notes, and U.S. and foreign government debt securities. Each Subsidiary, unlike Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and nonleveraged exposure to commodities. Each Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary’s derivative positions.
     Relative to traditional balanced portfolios, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund will seek to provide greater capital loss protection during down markets by using a proprietary investment process that seeks to balance the amount of investment risk contributed by its exposure to the equity, fixed income and commodity markets.
     Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund will seek to gain exposure to the commodity market primarily through investments in Invesco Cayman Commodity Fund I Ltd. and Invesco Cayman Commodity Fund VI Ltd., respectively, each a wholly-owned subsidiary of the respective Fund organized under the laws of the Cayman Islands (each a Subsidiary). Each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund may invest up to 25% of its total assets in its Subsidiary.
     The following table lists the expected market exposure, at the time from retirement noted in the table, through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an Underlying Fund, to equities, commodities and fixed income. The table also includes the expected market exposure through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to reflect the near-term market environment around the strategic allocations. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, the percentages may not equal 100%.

	Invesco	Invesco	Invesco	Invesco	Invesco
	Balanced-	Balanced-	Balanced-	Balanced-	Balanced-
	Risk	Risk	Risk	Risk	Risk
	Retirement	Retirement	Retirement	Retirement	Retirement
Underlying	2050	2040	2030	2020	Now
Funds	Fund	Fund	Fund	Fund	Fund
Years from Retirement	40 Years	30 Years	20 Years	10 Years	Current
Equities	42.3%	37.2%	32.5%	28.2%	16.9%
Commodities	54.5%	48.0%	42.0%	36.4%	21.8%
Fixed Income	109.4%	96.3%	84.2%	72.9%	43.7%
Cash Equivalents	0.0%	0.0%	0.0%	0.0%	40.0%
     The following information replaces the first paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS — Investment Strategies and Risks — Foreign Investments — Foreign Securities”:
     “Foreign Securities. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an Underlying Fund, may invest in foreign securities. Liquid Assets Portfolio and Premier Portfolio, each an Underlying Fund, will limit their investments in foreign securities to debt obligations denominated in U.S. dollars. Foreign securities are equity or debt securities issued by issuers outside the U.S., and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to
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ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives an Underlying Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are sponsored means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.”
     The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS — Investment Strategies and Risks — Debt Investments — Investment in Wholly-Owned Subsidiary”:
     “Investment in Wholly-Owned Subsidiary. Each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an Underlying Fund, will invest up to 25% of its total assets in its wholly-owned and controlled Subsidiary, which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund may be considered to be investing indirectly in these investments through its Subsidiary.
     Each Subsidiary will not be registered under the 1940 but will be subject to certain of the investor protections of the 1940 Act. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as sole shareholders of their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund wholly-owns and controls its respective Subsidiary, and Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund and each Subsidiary are managed by the Adviser, it is unlikely that either Subsidiary will take action contrary to the interests of Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund or their shareholders. The respective Trustees of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund have oversight responsibility for the investment activities of such Fund, including its investments in its Subsidiary, and such Fund’s role as sole shareholder of its Subsidiary. Also, in managing its Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.
     Changes in the laws of the United States and/or the Cayman Islands, under which Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and the Subsidiaries are organized, could result in the inability of Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund or a Subsidiary to operate as described in this SAI and could negatively affect Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund and their respective shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, shareholders of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund would likely suffer decreased investment returns.”
     The following information replaces the first paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS — Investment Strategies and Risks — Investment Techniques — Restricted and Illiquid Securities”:
     “Restricted and Illiquid Securities. Liquid Assets Portfolio and Premier Portfolio, each an Underlying Fund, may invest up to 5% of their respective net assets in securities that are illiquid. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, also each an
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Underlying Fund, may invest up to 15% of their respective net assets in securities that are illiquid. Each Fund may invest up to 15% of its net assets in securities that are illiquid.”
     The following information replaces in its entirety the information appearing under the heading “DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS — Tax Matters — Invesco Balanced-Risk Allocation Fund — Investments in Commodities.”
     “Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund — Investments in Commodities. Each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund invests in derivatives, financially-linked instruments, and the stock of its own wholly-owned subsidiary (each a Subsidiary) to gain exposure to the commodity markets. This strategy may cause each Fund to realize more ordinary income than would be the case if it invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by each Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
     Distribution requirement. Each Fund intends to distribute the Subsidiary’s income each year in satisfaction of each Fund’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to each Fund. As such, each Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund. Subpart F income will be distributed by each Fund to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates. The Subsidiary likely also will be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions — PFIC Investments,” but the CFC rules supersede the PFIC rules.
     Income requirement. As described above, each Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions — Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, each Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, Invesco Balanced-Risk Allocation Fund has received private letter rulings from the IRS confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the IRS has suspended issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of each Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund), it could limit each Fund’s ability to pursue its investment strategy and each Fund may not qualify as a regulated investment company for one or more years. In this event, the Board may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, each Fund is permitted to pay a tax for certain failures to satisfy the Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Each Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
     Asset diversification test. For purposes of the Asset Diversification Test, each Fund’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, each Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the Asset Diversification Test.
     Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked
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derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
     In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements.”
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Prospectus	September 24, 2012
as revised February 25, 2013

Invesco Balanced-Risk Retirement Now Fund
Class: A (IANAX), AX (VIRAX), B (IANBX), C (IANCX), CX (VIRCX), R (IANRX), RX (VIRRX), Y (IANYX)

Invesco Balanced-Risk Retirement 2020 Fund
Class: A (AFTAX), AX (VRCAX), B (AFTBX), C (AFTCX), CX (VRCCX), R (ATFRX), RX (VRCRX), Y (AFTYX)

Invesco Balanced-Risk Retirement 2030 Fund
Class: A (TNAAX), AX (VREAX), B (TNABX), C (TNACX), CX (VRECX), R (TNARX), RX (VRERX), Y (TNAYX)

Invesco Balanced-Risk Retirement 2040 Fund
Class: A (TNDAX), AX (VRGAX), B (TNDBX), C (TNDCX), CX (VRGCX), R (TNDRX), RX (VRGRX), Y (TNDYX)

Invesco Balanced-Risk Retirement 2050 Fund
Class: A (TNEAX), AX (VRIAX), B (TNEBX), C (TNECX), CX (VRICX), R (TNERX), RX (VRIRX), Y (TNEYX)

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2030 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2040 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Funds:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Table of Contents

Fund Summaries	1
Invesco Balanced-Risk Retirement Now Fund	1
Invesco Balanced-Risk Retirement 2020 Fund	7
Invesco Balanced-Risk Retirement 2030 Fund	14
Invesco Balanced-Risk Retirement 2040 Fund	23
Invesco Balanced-Risk Retirement 2050 Fund	31

Investment Objective(s), Strategies, Risks and Portfolio Holdings	40
Invesco Balanced-Risk Retirement Now Fund	40
Invesco Balanced-Risk Retirement 2020 Fund	44
Invesco Balanced-Risk Retirement 2030 Fund	48
Invesco Balanced-Risk Retirement 2040 Fund	52
Invesco Balanced-Risk Retirement 2050 Fund	55
All Funds	59

Fund Management	63
The Adviser(s)	63
Adviser Compensation	63
Portfolio Managers	64

Other Information	64
Sales Charges	64
Dividends and Distributions	64

Benchmark Descriptions	65

Financial Highlights	66

Hypothetical Investment and Expense Information	74

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-2
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-12
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

Fund Summaries

INVESCO BALANCED-RISK RETIREMENT NOW FUND

Investment Objective(s)
The Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	5.00%	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Management Fees	None	None	None	None	None	None	None	None

Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	None

Other Expenses	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84%

Acquired Fund Fees and Expenses	0.59	0.59	0.59	0.59	0.59	0.59	0.59	0.59

Total Annual Fund Operating Expenses	1.68	1.68	2.43	2.43	2.43	1.93	1.93	1.43

Fee Waiver and/or Expense Reimbursement[1]	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84	0.84	1.59	1.59	1.59	1.09	1.09	0.59

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$631	$973	$1,338	$2,361

Class AX	$631	$973	$1,338	$2,361

Class B	$662	$977	$1,420	$2,516

Class C	$262	$677	$1,220	$2,703

Class CX	$262	$677	$1,220	$2,703

Class R	$111	$525	$964	$2,186

Class RX	$111	$525	$964	$2,186

Class Y	$60	$370	$702	$1,641

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$631	$973	$1,338	$2,361

Class AX	$631	$973	$1,338	$2,361

Class B	$162	$677	$1,220	$2,516

Class C	$162	$677	$1,220	$2,703

Class CX	$162	$677	$1,220	$2,703

Class R	$111	$525	$964	$2,186

Class RX	$111	$525	$964	$2,186

Class Y	$60	$370	$702	$1,641

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds
The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement Now Fund

Invesco Balanced-Risk Allocation Fund	60.00%

Liquid Assets Portfolio	20.00%

Premier Portfolio	20.00%

Total	100%

The Fund’s name indicates that an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%.

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended December 31, 2012): 6.22%
Best Quarter (ended September 30, 2009): 9.78%
Worst Quarter (ended December 31, 2008): -8.89%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (1/31/2007)
Return Before Taxes	0.33%	1.15%
Return After Taxes on Distributions	-0.53	-0.43
Return After Taxes on Distributions and Sale of Fund Shares	0.38	0.08

Class AX shares[1]: Inception (6/1/2010)	0.22	1.13

Class B shares: Inception (1/31/2007)	0.32	1.19

Class C shares: Inception (1/31/2007)	4.31	1.55

Class CX shares[2]: Inception (6/1/2010)	4.19	1.52

Class R shares: Inception (1/31/2007)	5.81	2.06

Class RX shares[2]: Inception (6/1/2010)	5.82	2.03

Class Y shares[1]: Inception (10/3/2008)	6.30	2.48

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement Now Index (reflects no deduction for fees, expenses or taxes)	0.13	2.36

Lipper Mixed-Asset Target Allocation Conservative Funds Index	2.53	3.63

1	Class AX shares’ and Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
2	Class CX shares’ and Class RX shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R and RX shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, AX, C, CX and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2020 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	5.00%	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Management Fees	None	None	None	None	None	None	None	None

Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	None

Other Expenses	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55%

Acquired Fund Fees and Expenses	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.85

Total Annual Fund Operating Expenses	1.65	1.65	2.40	2.40	2.40	1.90	1.90	1.40

Fee Waiver and/or Expense Reimbursement[1]	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10	1.10	1.85	1.85	1.85	1.35	1.35	0.85

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$656	$991	$1,349	$2,353

Class AX	$656	$991	$1,349	$2,353

Class B	$688	$996	$1,431	$2,508

Class C	$288	$696	$1,231	$2,694

Class CX	$288	$696	$1,231	$2,694

Class R	$137	$544	$975	$2,177

Class RX	$137	$544	$975	$2,177

Class Y	$87	$389	$713	$1,632

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$656	$991	$1,349	$2,353

Class AX	$656	$991	$1,349	$2,353

Class B	$188	$696	$1,231	$2,508

Class C	$188	$696	$1,231	$2,694

Class CX	$188	$696	$1,231	$2,694

Class R	$137	$544	$975	$2,177

Class RX	$137	$544	$975	$2,177

Class Y	$87	$389	$713	$1,632

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk Retirement 2020
Underlying Funds	Fund

Invesco Balanced-Risk Allocation Fund	88.00%

Liquid Assets Portfolio	6.00%

Premier Portfolio	6.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco

Balanced- Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%.

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended December 31, 2012): 9.89%
Best Quarter (ended June 30, 2009): 15.86%
Worst Quarter (ended December 31, 2008): -15.38%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (1/31/2007)
Return Before Taxes	3.77%	1.34%
Return After Taxes on Distributions	2.54	-0.12
Return After Taxes on Distributions and Sale of Fund Shares	2.57	0.29

Class AX shares[1]: Inception (6/1/2010)	3.77	1.34

Class B shares: Inception (1/31/2007)	4.04	1.40

Class C shares: Inception (1/31/2007)	8.06	1.70

Class CX shares[2]: Inception (6/1/2010)	7.93	1.74

Class R shares: Inception (1/31/2007)	9.49	2.24

Class RX shares[2]: Inception (6/1/2010)	9.49	2.25

Class Y shares[1]: Inception (10/3/2008)	10.08	2.67

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2020 Index (reflects no deduction for fees, expenses or taxes)	-0.01	1.41

Lipper Mixed-Asset Target 2020 Funds Index	-0.30	1.39

1	Class AX shares’ and Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
2	Class CX shares’ and Class RX shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R and RX shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, AX, C, CX and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2030 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	5.00%	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Management Fees	None	None	None	None	None	None	None	None

Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	None

Other Expenses	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70%

Acquired Fund Fees and Expenses	0.87	0.87	0.87	0.87	0.87	0.87	0.87	0.87

Total Annual Fund Operating Expenses	1.82	1.82	2.57	2.57	2.57	2.07	2.07	1.57

Fee Waiver and/or Expense Reimbursement[1]	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12	1.12	1.87	1.87	1.87	1.37	1.37	0.87

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$658	$1,027	$1,419	$2,515

Class AX	$658	$1,027	$1,419	$2,515

Class B	$690	$1,033	$1,503	$2,669

Class C	$290	$733	$1,303	$2,853

Class CX	$290	$733	$1,303	$2,853

Class R	$139	$581	$1,049	$2,344

Class RX	$139	$581	$1,049	$2,344

Class Y	$89	$427	$789	$1,808

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$658	$1,027	$1,419	$2,515

Class AX	$658	$1,027	$1,419	$2,515

Class B	$190	$733	$1,303	$2,669

Class C	$190	$733	$1,303	$2,853

Class CX	$190	$733	$1,303	$2,853

Class R	$139	$581	$1,049	$2,344

Class RX	$139	$581	$1,049	$2,344

Class Y	$89	$427	$789	$1,808

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2030 Fund

Invesco Balanced-Risk Allocation Fund	76.66%

Invesco Balanced-Risk Aggressive Allocation Fund	23.33%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%.

	20 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	32.5%	69.3%

Commodities	0.0%	42.0%	69.3%

Fixed Income	0.0%	84.2%	202.1%

Cash Equivalents	0.0%	0.0%	0.0%

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-

Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended December 31, 2012): 10.55%
Best Quarter (ended June 30, 2009): 20.35%
Worst Quarter (ended December 31, 2008): -19.67%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (1/31/2007)
Return Before Taxes	4.15%	0.21%
Return After Taxes on Distributions	3.17	-1.10
Return After Taxes on Distributions and Sale of Fund Shares	2.71	-0.57

Class AX shares[1]: Inception (6/1/2010)	4.15	0.21

Class B shares: Inception (1/31/2007)	4.36	0.26

Class C shares: Inception (1/31/2007)	8.37	0.58

Class CX shares[2]: Inception (6/1/2010)	8.37	0.60

Class R shares: Inception (1/31/2007)	9.83	1.08

Class RX shares[2]: Inception (6/1/2010)	9.97	1.12

Class Y shares[1]: Inception (10/3/2008)	10.40	1.52

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2030 Index (reflects no deduction for fees, expenses or taxes)	-0.01	-0.43

Lipper Mixed-Asset Target 2030 Funds Index	-2.49	-0.29

1	Class AX shares’ and Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
2	Class CX shares’ and Class RX shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R and RX shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, AX, C, CX and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2040 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	5.00%	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Management Fees	None	None	None	None	None	None	None	None

Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	None

Other Expenses	1.27	1.27	1.27	1.27	1.27	1.27	1.27	1.27%

Acquired Fund Fees and Expenses	0.98	0.98	0.98	0.98	0.98	0.98	0.98	0.98

Total Annual Fund Operating Expenses	2.50	2.50	3.25	3.25	3.25	2.75	2.75	2.25

Fee Waiver and/or Expense Reimbursement[1]	1.27	1.27	1.27	1.27	1.27	1.27	1.27	1.27

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23	1.23	1.98	1.98	1.98	1.48	1.48	0.98

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$668	$1,171	$1,699	$3,139

Class AX	$668	$1,171	$1,699	$3,139

Class B	$701	$1,182	$1,788	$3,289

Class C	$301	$882	$1,588	$3,462

Class CX	$301	$882	$1,588	$3,462

Class R	$151	$733	$1,342	$2,987

Class RX	$151	$733	$1,342	$2,987

Class Y	$100	$581	$1,089	$2,486

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$668	$1,171	$1,699	$3,139

Class AX	$668	$1,171	$1,699	$3,139

Class B	$201	$882	$1,588	$3,289

Class C	$201	$882	$1,588	$3,462

Class CX	$201	$882	$1,588	$3,462

Class R	$151	$733	$1,342	$2,987

Class RX	$151	$733	$1,342	$2,987

Class Y	$100	$581	$1,089	$2,486

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2040 Fund

Invesco Balanced-Risk Allocation Fund	43.33%

Invesco Balanced-Risk Aggressive Allocation Fund	56.66%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%.

	30 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	37.2%	79.2%

Commodities	0.0%	48.0%	79.2%

Fixed Income	0.0%	96.3%	231.0%

Cash Equivalents	0.0%	0.0%	0.0%

	20 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	32.5%	69.3%

Commodities	0.0%	42.0%	69.3%

Fixed Income	0.0%	84.2%	202.1%

Cash Equivalents	0.0%	0.0%	0.0%

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco

Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended December 31, 2012): 10.38%
Best Quarter (ended June 30, 2009): 22.22%
Worst Quarter (ended December 31, 2008): -21.26%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (1/31/2007)
Return Before Taxes	4.28%	-0.41%
Return After Taxes on Distributions	2.74	-1.89
Return After Taxes on Distributions and Sale of Fund Shares	2.76	-1.19

Class AX shares[1]: Inception (6/1/2010)	4.16	-0.44

Class B shares: Inception (1/31/2007)	4.37	-0.36

Class C shares: Inception (1/31/2007)	8.38	-0.05

Class CX shares[2]: Inception (6/1/2010)	8.38	-0.04

Class R shares: Inception (1/31/2007)	9.95	0.45

Class RX shares[2]: Inception (6/1/2010)	10.08	0.49

Class Y shares[1]: Inception (10/3/2008)	10.39	0.89

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2040 (reflects no deduction for fees, expenses or taxes)	-0.01	-1.31

Lipper Mixed-Asset Target 2040 Funds Index	-3.85	-1.09

1	Class AX shares’ and Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
2	Class CX shares’ and Class RX shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R and RX shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, AX, C, CX and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2050 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	5.00%	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	AX	B	C	CX	R	RX	Y

Management Fees	None	None	None	None	None	None	None	None

Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	None

Other Expenses	2.76	2.76	2.76	2.76	2.76	2.76	2.76	2.76%

Acquired Fund Fees and Expenses	1.11	1.11	1.11	1.11	1.11	1.11	1.11	1.11

Total Annual Fund Operating Expenses	4.12	4.12	4.87	4.87	4.87	4.37	4.37	3.87

Fee Waiver and/or Expense Reimbursement[1]	2.76	2.76	2.76	2.76	2.76	2.76	2.76	2.76

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.36	1.36	2.11	2.11	2.11	1.61	1.61	1.11

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$681	$1,495	$2,324	$4,460

Class AX	$681	$1,495	$2,324	$4,460

Class B	$714	$1,518	$2,424	$4,601

Class C	$314	$1,218	$2,224	$4,750

Class CX	$314	$1,218	$2,224	$4,750

Class R	$164	$1,073	$1,994	$4,347

Class RX	$164	$1,073	$1,994	$4,347

Class Y	$113	$926	$1,758	$3,921

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$681	$1,495	$2,324	$4,460

Class AX	$681	$1,495	$2,324	$4,460

Class B	$214	$1,218	$2,224	$4,601

Class C	$214	$1,218	$2,224	$4,750

Class CX	$214	$1,218	$2,224	$4,750

Class R	$164	$1,073	$1,994	$4,347

Class RX	$164	$1,073	$1,994	$4,347

Class Y	$113	$926	$1,758	$3,921

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2050 Fund

Invesco Balanced-Risk Allocation Fund	10.00%

Invesco Balanced-Risk Aggressive Allocation Fund	90.00%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now

Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%.

	40 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	42.3%	90.0%

Commodities	0.0%	54.5%	90.0%

Fixed Income	0.0%	109.4%	263.0%

Cash Equivalents	0.0%	0.0%	0.0%

	30 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	37.2%	79.2%

Commodities	0.0%	48.0%	79.2%

Fixed Income	0.0%	96.3%	231.0%

Cash Equivalents	0.0%	0.0%	0.0%

	20 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	32.5%	69.3%

Commodities	0.0%	42.0%	69.3%

Fixed Income	0.0%	84.2%	202.1%

Cash Equivalents	0.0%	0.0%	0.0%

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended December 31, 2012): 10.47%
Best Quarter (ended June 30, 2009): 23.11%
Worst Quarter (ended December 31, 2008): -22.34%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class A shares: Inception (1/31/2007)
Return Before Taxes	4.15%	-0.91%
Return After Taxes on Distributions	3.31	-2.20
Return After Taxes on Distributions and Sale of Fund Shares	2.69	-1.49

Class AX shares[1]: Inception (6/1/2010)	4.15	-0.94

Class B shares: Inception (1/31/2007)	4.39	-0.89

Class C shares: Inception (1/31/2007)	8.36	-0.51

Class CX shares[2]: Inception (6/1/2010)	8.37	-0.54

Class R shares: Inception (1/31/2007)	9.98	-0.03

Class RX shares[2]: Inception (6/1/2010)	9.84	-0.04

Class Y shares[1]: Inception (10/3/2008)	10.36	0.39

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2050 Index (reflects no deduction for fees, expenses or taxes)	-0.01	-1.96

Lipper Mixed-Asset Target 2050+ Funds Classification Average	-4.09	-1.25

1	Class AX shares’ and Class Y shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.
2	Class CX shares’ and Class RX shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

There are no minimum investments for Class R and RX shares for fund accounts. New or additional investments in Class B shares are not permitted. The minimum investments for Class A, AX, C, CX and Y shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Invesco Balanced-Risk Retirement Now Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund and two affiliated money market funds according to a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. The Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund, as an underlying fund, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds—Invesco Balanced-Risk Allocation Fund.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because a certain underlying fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund’s ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Invesco Balanced-Risk Allocation Fund’s SAI.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2020 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2020. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2020. The Fund has an approximate target asset allocation of 88% in Invesco Balanced-Risk Allocation Fund and 12% in two affiliated money market funds (6% in Liquid Assets Portfolio and 6% in the Premier Portfolio), as of February 25, 2013.

The Fund invested approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund began transitioning from an accumulation strategy to a real return strategy. The Fund began moving to cash in September 2010. This occurs by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund, as an underlying fund, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds—Invesco Balanced-Risk Aggressive Allocation Fund.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because a certain underlying fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund’s ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Invesco Balanced-Risk Allocation Fund’s SAI.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2030 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2030. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2030. The Fund has an approximate target asset allocation of 76.66% in Invesco Balanced-Risk Allocation Fund and 23.33% in Invesco Balanced-Risk Aggressive Allocation Fund, as of February 25, 2013.

The Fund will invest approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Aggressive Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund will begin transitioning from an accumulation strategy to a real return strategy by eliminating investments in Invesco Balanced-Risk Aggressive Allocation Fund in favor of investments in the two money market funds. For example, Invesco Balanced-Risk Retirement 2040 Fund will begin moving to cash in the year 2030. This will occur by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as underlying funds, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying funds’ is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2040 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2040. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2040. The Fund has an approximate target asset allocation of 43.33% in Invesco Balanced-Risk Allocation Fund and 56.66% in Invesco Balanced-Risk Aggressive Allocation Fund, as of February 25, 2013.

The Fund will invest approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Aggressive Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund will begin transitioning from an accumulation strategy to a real return strategy by eliminating investments in Invesco Balanced-Risk Aggressive Allocation Fund in favor of investments in the two money market funds. For example, Invesco Balanced-Risk Retirement 2040 Fund will begin moving to cash in the year 2030. This will occur by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as underlying funds, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund,

significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying funds’ is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/

emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2050 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2050. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2050. The Fund has an approximate target asset allocation of 10% in Invesco Balanced-Risk Allocation Fund and 90% in Invesco Balanced-Risk Aggressive Allocation Fund, as of February 25, 2013.

The Fund will invest approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Aggressive Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund will begin transitioning from an accumulation strategy to a real return strategy by eliminating investments in Invesco Balanced-Risk Aggressive Allocation Fund in favor of investments in the two money market funds. For example, Invesco Balanced-Risk Retirement 2040 Fund will begin moving to cash in the year 2030. This will occur by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as underlying funds, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying funds’ is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks.

Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

All Funds
Each Fund is a “fund of funds” and invests its assets in underlying funds rather than directly in individual securities. The underlying funds in which the Funds invest are mutual funds advised by Invesco Advisers, Inc. (the Adviser or Invesco). The Funds and the underlying funds in which they invest are part of the same group of investment companies. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd.

Each Fund is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

The Adviser monitors the selection of underlying funds to ensure that they continue to conform to expectations and will periodically rebalance a Fund’s investments in the underlying funds to keep them within their target weightings. The Adviser may change a Fund’s asset class allocations, underlying funds or target weightings in the underlying funds without shareholder approval. Each Fund currently expects to hold between one and three underlying funds.

Each Fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the Adviser. Each Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions. The amount of cash held by a Fund may increase if the Fund takes a temporary defensive position. A Fund may take a temporary defensive position when it receives unusually large redemption requests or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect a Fund’s investment results in a period of rising market prices; conversely, it could reduce the magnitude of a Fund’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, a Fund may not achieve its investment objective.

Once the asset allocation of each of Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (each, a target date Fund) has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining each such target date Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the target date Fund’s shareholders. Such a combination will result in the shareholders of the target date Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than their target date Fund. The Adviser expects such a combination to generally occur during the year of each Fund’s target retirement date, as indicated in its name. The Board of Trustees of the target date Funds can vote on whether to approve these combinations without shareholder approval, although shareholders will be provided with advance notice in writing of any combination affecting their target date Funds.

The following table is intended to help investors select an appropriate Fund in which to invest, based upon their target retirement date.

Target Retirement Date	Fund

Retire before 2014	Invesco Balanced-Risk Retirement Now Fund

2015—2024	Invesco Balanced-Risk Retirement 2020 Fund

2025—2034	Invesco Balanced-Risk Retirement 2030 Fund

2035—2044	Invesco Balanced-Risk Retirement 2040 Fund

2045—2054	Invesco Balanced-Risk Retirement 2050 Fund

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund (Not an underlying Fund of Invesco Balanced-Risk Retirement Now Fund and Invesco Balanced-Risk Retirement 2020 Fund).
Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco serves as each Fund’s investment adviser. The Adviser manages the investment operations of each Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of each Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. There is no material litigation affecting the Funds. Detailed information concerning other pending litigation can be found in the SAI.

Adviser Compensation
The Adviser does not receive a management fee from the Funds.

For Invesco Balanced-Risk Retirement Now Fund, Invesco has contractually agreed through at least June 30, 2012 to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.47%, 1.22%, 0.72% and 0.22% for Class A5, Class C5, Class R5 and Class Y shares, respectively. Unless the Board of Trustees or Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2012.

For Invesco Balanced-Risk Retirement 2020 Fund, Invesco has contractually agreed through at least June 30, 2012 to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.41%, 1.16%, 0.66% and 0.16% for Class A5, Class C5, Class R5 and Class Y shares, respectively. Unless the Board of Trustees or Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2012.

For Invesco Balanced-Risk Retirement 2030 Fund, Invesco has contractually agreed through at least June 30, 2012 to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.29%, 1.04%, 0.54% and 0.04% for Class A5, Class C5, Class R5 and Class Y shares, respectively. Unless the Board of Trustees or Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2012.

For Invesco Balanced-Risk Retirement 2040 Fund, Invesco has contractually agreed through at least June 30, 2012 to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.28%, 1.03%, 0.53% and 0.03% for Class A5, Class C5, Class R5 and Class Y shares, respectively. Unless the Board of Trustees or Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2012.

For Invesco Balanced-Risk Retirement 2050 Fund, Invesco has contractually agreed through at least June 30, 2012 to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.26%, 1.01%, 0.51% and 0.01% for Class A5, Class C5, Class R5 and Class Y shares, respectively. Unless the Board of Trustees or Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of each Fund is available in each Fund’s most recent semi-annual report to shareholders for the six-month period ended June 30.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio:

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1998.

■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by Invesco’s Global Asset Allocation Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

All Funds
More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Funds’ SAI provides additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A and Class AX shares of the Funds are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. New or additional investments in Class B shares are no longer permitted; but investors may pay a Category I contingent deferred sales charge (CDSC) if they redeem their shares within a specified number of years after purchase, as listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of the prospectus. Purchases of Class C and Class C5 shares are subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions
Invesco Balanced-Risk Retirement Now Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2020 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2030 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2040 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2050 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly.

Invesco Balanced-Risk Retirement 2020 Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Retirement 2030 Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Retirement 2040 Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Retirement 2050 Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
Invesco Balanced-Risk Retirement Now Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2020 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2030 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2040 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2050 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Custom Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2020 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2030 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2040 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2050 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index.

The Custom Balanced-Risk Retirement Now Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement Now Fund. The index is composed of the MSCI World Index, the Barclays U.S. Aggregate Index and the three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.

Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.

Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.

Lipper Mixed-Asset Target 2050+ Funds Classification Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category. For those funds where the new Lipper index has less than a 5-year history, the classification average will be used until the Lipper index has sufficient history.

Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

Financial Highlights

The financial highlights show each Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of each Fund or any of its share classes. The financial highlights tables are intended to help you understand each Fund’s financial performance. The returns shown are those of each Fund’s Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares. Class R6 shares had not commenced operations prior to the Funds’ most recent fiscal period. Certain information reflects financial results for a single Fund share. Class R5 and Class R6 are not offered in this prospectus.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The six-month period ended June 30, 2012, was unaudited. Information prior to June 30, 2012 has been audited by PricewaterhouseCoopers LLC, whose report, along with a Fund’s financial statements, is included in each Fund’s annual report, which is available upon request.

Invesco Balanced-Risk Retirement Now Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.84	$(0.01)	$0.26	$0.25	$(0.02)	$—	$(0.02)	$9.07	2.80%	$12,544	0.25	%(e)	0.95	%(e)	(0.19	)%(e)	3%
Year ended 12/31/11	8.58	0.17	0.35	0.52	(0.14)	(0.12)	(0.26)	8.84	6.18	10,150	0.25		1.09		1.95		15
Year ended 12/31/10	8.23	0.37	0.26	0.63	(0.28)	—	(0.28)	8.58	7.74	2,488	0.25		3.45		4.35		67
Year ended 12/31/09	7.59	0.47	0.61	1.08	(0.44)	—	(0.44)	8.23	14.53	1,399	0.27		10.47		5.93		155
Year ended 12/31/08	9.78	0.43	(2.08)	(1.65)	(0.51)	(0.03)	(0.54)	7.59	(17.45)	942	0.31		11.88		4.89		36
Year ended 12/31/07(f)	10.02	0.41	(0.07)	0.34	(0.54)	(0.04)	(0.58)	9.78	3.47	807	0.41	(g)	28.75	(g)	4.41	(g)	27

Class AX
Six months ended 06/30/12	8.83	(0.01)	0.26	0.25	(0.02)	—	(0.02)	9.06	2.80	19,413	0.25	(e)	0.95	(e)	(0.19	)(e)	3
Year ended 12/31/11	8.58	0.17	0.34	0.51	(0.14)	(0.12)	(0.26)	8.83	6.06	20,371	0.25		1.09		1.95		15
Year ended 12/31/10(f)	8.30	0.22	0.32	0.54	(0.26)	—	(0.26)	8.58	6.53	12,929	0.25	(g)	1.24	(g)	4.35	(g)	67

Class B
Six months ended 06/30/12	8.77	(0.04)	0.25	0.21	(0.00)	—	(0.00)	8.98	2.40	716	1.00	(e)	1.70	(e)	(0.94	)(e)	3
Year ended 12/31/11	8.56	0.11	0.33	0.44	(0.11)	(0.12)	(0.23)	8.77	5.19	812	1.00		1.84		1.20		15
Year ended 12/31/10	8.24	0.30	0.27	0.57	(0.25)	—	(0.25)	8.56	6.95	301	1.00		4.20		3.60		67
Year ended 12/31/09	7.60	0.41	0.61	1.02	(0.38)	—	(0.38)	8.24	13.66	374	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.37	(2.09)	(1.72)	(0.44)	(0.03)	(0.47)	7.60	(18.05)	346	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	309	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C
Six months ended 06/30/12	8.78	(0.04)	0.25	0.21	(0.00)	—	(0.00)	8.99	2.39	3,633	1.00	(e)	1.70	(e)	(0.94	)(e)	3
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	2,416	1.00		1.84		1.20		15
Year ended 12/31/10	8.23	0.31	0.27	0.58	(0.25)	—	(0.25)	8.56	7.08	874	1.00		4.20		3.60		67
Year ended 12/31/09	7.59	0.41	0.61	1.02	(0.38)	—	(0.38)	8.23	13.67	277	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.36	(2.09)	(1.73)	(0.44)	(0.03)	(0.47)	7.59	(18.15)	174	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	75	1.16	(g)	29.50	(g)	3.66	(g)	27

Class CX
Six months ended 06/30/12	8.78	(0.04)	0.24	0.20	(0.00)	—	(0.00)	8.98	2.40	4,727	1.00	(e)	1.70	(e)	(0.94	)(e)	3
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	4,891	1.00		1.84		1.20		15
Year ended 12/31/10(f)	8.30	0.18	0.32	0.50	(0.24)	—	(0.24)	8.56	6.08	2,905	1.00	(g)	1.99	(g)	3.60	(g)	67

Class R
Six months ended 06/30/12	8.82	(0.02)	0.26	0.24	(0.01)	—	(0.01)	9.05	2.74	1,745	0.50	(e)	1.20	(e)	(0.44	)(e)	3
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.81	1,774	0.50		1.34		1.70		15
Year ended 12/31/10	8.24	0.35	0.26	0.61	(0.27)	—	(0.27)	8.58	7.47	750	0.50		3.70		4.10		67
Year ended 12/31/09	7.59	0.45	0.62	1.07	(0.42)	—	(0.42)	8.24	14.38	371	0.52		10.72		5.68		155
Year ended 12/31/08	9.78	0.40	(2.07)	(1.67)	(0.49)	(0.03)	(0.52)	7.59	(17.66)	107	0.56		12.13		4.64		36
Year ended 12/31/07(f)	10.02	0.39	(0.07)	0.32	(0.52)	(0.04)	(0.56)	9.78	3.21	53	0.66	(g)	29.00	(g)	4.16	(g)	27

Class RX
Six months ended 06/30/12	8.82	(0.02)	0.25	0.23	(0.01)	—	(0.01)	9.04	2.63	506	0.50	(e)	1.20	(e)	(0.44	)(e)	3
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.82	467	0.50		1.34		1.70		15
Year ended 12/31/10(f)	8.31	0.20	0.32	0.52	(0.25)	—	(0.25)	8.58	6.34	17	0.50	(g)	1.49	(g)	4.10	(g)	67

Class Y
Six months ended 06/30/12	8.86	0.00	0.26	0.26	(0.02)	—	(0.02)	9.10	2.97	527	0.00	(e)	0.70	(e)	0.06	(e)	3
Year ended 12/31/11	8.60	0.20	0.34	0.54	(0.16)	(0.12)	(0.28)	8.86	6.30	305	0.00		0.84		2.20		15
Year ended 12/31/10	8.23	0.39	0.27	0.66	(0.29)	—	(0.29)	8.60	8.13	136	0.00		3.20		4.60		67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	18	0.02		10.22		6.18		155
Year ended 12/31/08(f)	8.30	0.10	(0.67)	(0.57)	(0.14)	—	(0.14)	7.59	(6.86)	9	0.02	(g)	19.09	(g)	5.18	(g)	36

											Ratio of	Ratio of
			Net gains								expenses	expenses
			(losses)								to average	to average net	Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets	assets without	investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers	fee waivers	income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense	and/or expense	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)	reimbursements	net assets	turnover(d)

Class R5
Six months ended 06/30/12	8.86	0.00	0.25	0.25	(0.02)	—	(0.02)	9.09	2.86	2,386	0.00 (e)	0.65 (e)	0.06 (e)	3
Year ended 12/31/11	8.59	0.20	0.35	0.55	(0.16)	(0.12)	(0.28)	8.86	6.42	26	0.00	0.75	2.20	15
Year ended 12/31/10	8.23	0.39	0.26	0.65	(0.29)	—	(0.29)	8.59	8.00	13	0.00	2.93	4.60	67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	49	0.02	9.92	6.18	155
Year ended 12/31/08	9.78	0.46	(2.09)	(1.63)	(0.53)	(0.03)	(0.56)	7.59	(17.23)	43	0.06	11.41	5.14	36
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.56)	(0.04)	(0.60)	9.78	3.74	52	0.16 (g)	28.35 (g)	4.66 (g)	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.59%, 0.59%, 0.55%, 0.63%, 0.65% and 0.68% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $11,849, $19,960, $787, $3,028, $4,823, $1,852, $507, $418 and $2,053 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

Invesco Balanced-Risk Retirement 2020 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$9.05	$(0.01)	$0.41	$0.40	$—	$—	$—	$9.45	4.42%	$34,704	0.25	%(e)	0.75	%(e)	(0.24	)%(e)	2%
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	26,420	0.25		0.80		2.59		15
Year ended 12/31/10	7.97	0.55	0.49	1.04	(0.44)	(0.01)	(0.45)	8.56	13.11	17,933	0.25		1.13		6.61		57
Year ended 12/31/09	6.93	0.62	0.94	1.56	(0.52)	—	(0.52)	7.97	22.49	11,371	0.30		2.08		8.23		185
Year ended 12/31/08	9.96	0.39	(3.13)	(2.74)	(0.25)	(0.04)	(0.29)	6.93	(27.53)	5,899	0.38		3.48		4.54		30
Year ended 12/31/07(f)	10.02	0.41	(0.17)	0.24	(0.25)	(0.05)	(0.30)	9.96	2.38	2,711	0.50	(g)	10.04	(g)	4.33	(g)	37

Class AX
Six months ended 06/30/12	9.05	(0.01)	0.41	0.40	—	—	—	9.45	4.42	14,871	0.25	(e)	0.75	(e)	(0.24	)(e)	2
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	15,291	0.25		0.80		2.59		15
Year ended 12/31/10(f)	8.14	0.33	0.54	0.87	(0.44)	(0.01)	(0.45)	8.56	10.75	21,136	0.25	(g)	0.73	(g)	6.61	(g)	57

Class B
Six months ended 06/30/12	8.97	(0.05)	0.40	0.35	—	—	—	9.32	3.90	3,291	1.00	(e)	1.50	(e)	(0.99	)(e)	2
Year ended 12/31/11	8.49	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.97	9.04	3,163	1.00		1.55		1.84		15
Year ended 12/31/10	7.91	0.49	0.48	0.97	(0.38)	(0.01)	(0.39)	8.49	12.30	2,899	1.00		1.88		5.86		57
Year ended 12/31/09	6.90	0.56	0.92	1.48	(0.47)	—	(0.47)	7.91	21.45	1,997	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.10)	(2.78)	(0.20)	(0.04)	(0.24)	6.90	(28.01)	1,431	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	940	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C
Six months ended 06/30/12	8.95	(0.05)	0.41	0.36	—	—	—	9.31	4.02	7,761	1.00	(e)	1.50	(e)	(0.99	)(e)	2
Year ended 12/31/11	8.47	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.95	9.06	5,322	1.00		1.55		1.84		15
Year ended 12/31/10	7.90	0.49	0.47	0.96	(0.38)	(0.01)	(0.39)	8.47	12.19	3,966	1.00		1.88		5.86		57
Year ended 12/31/09	6.88	0.56	0.93	1.49	(0.47)	—	(0.47)	7.90	21.66	2,125	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.12)	(2.80)	(0.20)	(0.04)	(0.24)	6.88	(28.21)	852	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	593	1.25	(g)	10.79	(g)	3.58	(g)	37

Class CX
Six months ended 06/30/12	8.95	(0.05)	0.41	0.36	—	—	—	9.31	4.02	3,725	1.00	(e)	1.50	(e)	(0.99	)(e)	2
Year ended 12/31/11	8.48	0.16	0.60	0.76	(0.17)	(0.12)	(0.29)	8.95	8.93	3,862	1.00		1.55		1.84		15
Year ended 12/31/10(f)	8.04	0.29	0.54	0.83	(0.38)	(0.01)	(0.39)	8.48	10.37	4,543	1.00	(g)	1.48	(g)	5.86	(g)	57

Class R
Six months ended 06/30/12	9.02	(0.02)	0.41	0.39	—	—	—	9.41	4.32	8,101	0.50	(e)	1.00	(e)	(0.49	)(e)	2
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	5,930	0.50		1.05		2.34		15
Year ended 12/31/10	7.95	0.53	0.49	1.02	(0.42)	(0.01)	(0.43)	8.54	12.90	5,214	0.50		1.38		6.36		57
Year ended 12/31/09	6.92	0.61	0.92	1.53	(0.50)	—	(0.50)	7.95	22.15	2,542	0.55		2.33		7.98		185
Year ended 12/31/08	9.95	0.38	(3.14)	(2.76)	(0.23)	(0.04)	(0.27)	6.92	(27.72)	974	0.63		3.73		4.29		30
Year ended 12/31/07(f)	10.02	0.38	(0.16)	0.22	(0.24)	(0.05)	(0.29)	9.95	2.19	679	0.75	(g)	10.29	(g)	4.08	(g)	37

Class RX
Six months ended 06/30/12	9.02	(0.02)	0.41	0.39	—	—	—	9.41	4.32	1,556	0.50	(e)	1.00	(e)	(0.49	)(e)	2
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	1,443	0.50		1.05		2.34		15
Year ended 12/31/10(f)	8.11	0.32	0.54	0.86	(0.42)	(0.01)	(0.43)	8.54	10.67	1,328	0.50	(g)	0.98	(g)	6.36	(g)	57

Class Y
Six months ended 06/30/12	9.06	0.00	0.40	0.40	—	—	—	9.46	4.41	3,658	0.00	(e)	0.50	(e)	0.01	(e)	2
Year ended 12/31/11	8.57	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.06	10.08	395	0.00		0.55		2.84		15
Year ended 12/31/10	7.97	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.57	13.52	133	0.00		0.88		6.86		57
Year ended 12/31/09	6.93	0.63	0.94	1.57	(0.53)	—	(0.53)	7.97	22.70	16	0.05		1.83		8.48		185
Year ended 12/31/08(f)	8.21	0.08	(1.07)	(0.99)	(0.25)	(0.04)	(0.29)	6.93	(12.03)	50	0.08	(g)	4.83	(g)	4.84	(g)	30

Class R5
Six months ended 06/30/12	9.09	0.00	0.41	0.41	—	—	—	9.50	4.51	5,139	0.00	(e)	0.42	(e)	0.01	(e)	2
Year ended 12/31/11	8.60	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.09	10.04	12	0.00		0.47		2.84		15
Year ended 12/31/10	8.00	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.60	13.47	12	0.00		0.72		6.86		57
Year ended 12/31/09	6.95	0.64	0.94	1.58	(0.53)	—	(0.53)	8.00	22.79	11	0.07		1.68		8.46		185
Year ended 12/31/08	9.99	0.42	(3.16)	(2.74)	(0.26)	(0.04)	(0.30)	6.95	(27.41)	9	0.13		2.98		4.79		30
Year ended 12/31/07(f)	10.02	0.43	(0.15)	0.28	(0.26)	(0.05)	(0.31)	9.99	2.80	12	0.25	(g)	9.67	(g)	4.58	(g)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.85%, 0.85%, 0.79%, 0.74%, 0.74% and 0.78% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $31,227, $15,399, $3,377, $6,762, $3,815, $7,238, $1,531, $1,983 and $4,446 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

Invesco Balanced-Risk Retirement 2030 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.72	$(0.01)	$0.41	$0.40	$—	$—	$—	$9.12	4.59%	$31,944	0.25	%(e)	0.78	%(e)	(0.25	)%(e)	0%
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	22,508	0.25		0.95		2.89		9
Year ended 12/31/10	7.58	0.53	0.45	0.98	(0.42)	—	(0.42)	8.14	13.06	13,983	0.25		1.32		6.63		32
Year ended 12/31/09	6.33	0.57	1.12	1.69	(0.44)	—	(0.44)	7.58	26.76	8,346	0.33		2.40		8.05		201
Year ended 12/31/08	9.89	0.29	(3.62)	(3.33)	(0.18)	(0.05)	(0.23)	6.33	(33.64)	3,088	0.40		4.07		3.50		17
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.28)	(0.05)	(0.33)	9.89	2.00	1,577	0.50	(g)	13.53	(g)	3.60	(g)	31

Class AX
Six months ended 06/30/12	8.72	(0.01)	0.42	0.41	—	—	—	9.13	4.70	10,377	0.25	(e)	0.78	(e)	(0.25	)(e)	0
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	10,834	0.25		0.95		2.89		9
Year ended 12/31/10(f)	7.73	0.32	0.51	0.83	(0.42)	—	(0.42)	8.14	10.86	13,388	0.25	(g)	0.92	(g)	6.63	(g)	32

Class B
Six months ended 06/30/12	8.65	(0.04)	0.41	0.37	—	—	—	9.02	4.28	3,459	1.00	(e)	1.53	(e)	(1.00	)(e)	0
Year ended 12/31/11	8.08	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.65	9.36	3,068	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.44	0.90	(0.36)	—	(0.36)	8.08	12.08	3,223	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.51	1.12	1.63	(0.40)	—	(0.40)	7.54	25.86	2,424	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.22	(3.59)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	1,386	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.42	756	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C
Six months ended 06/30/12	8.64	(0.04)	0.41	0.37	—	—	—	9.01	4.28	8,432	1.00	(e)	1.53	(e)	(1.00	)(e)	0
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	6,107	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.43	0.89	(0.36)	—	(0.36)	8.07	11.95	3,550	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.52	1.11	1.63	(0.40)	—	(0.40)	7.54	25.86	2,164	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.23	(3.60)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	938	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.425	729	1.25	(g)	14.28	(g)	2.85	(g)	31

Class CX
Six months ended 06/30/12	8.64	(0.04)	0.41	0.37	—	—	—	9.01	4.28	1,934	1.00	(e)	1.53	(e)	(1.00	)(e)	0
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	1,883	1.00		1.70		2.14		9
Year ended 12/31/10(f)	7.65	0.28	0.50	0.78	(0.36)	—	(0.36)	8.07	10.34	2,989	1.00	(g)	1.67	(g)	5.88	(g)	32

Class R
Six months ended 06/30/12	8.68	(0.02)	0.41	0.39	—	—	—	9.07	4.49	9,344	0.50	(e)	1.03	(e)	(0.50	)(e)	0
Year ended 12/31/11	8.11	0.22	0.57	0.79	(0.21)	(0.01)	(0.22)	8.68	9.83	7,636	0.50		1.20		2.64		9
Year ended 12/31/10	7.56	0.51	0.44	0.95	(0.40)	—	(0.40)	8.11	12.71	6,707	0.50		1.57		6.38		32
Year ended 12/31/09	6.31	0.56	1.12	1.68	(0.43)	—	(0.43)	7.56	26.64	3,934	0.58		2.65		7.80		201
Year ended 12/31/08	9.88	0.26	(3.61)	(3.35)	(0.17)	(0.05)	(0.22)	6.31	(33.92)	1,534	0.65		4.32		3.25		17
Year ended 12/31/07(f)	10.02	0.32	(0.15)	0.17	(0.26)	(0.05)	(0.31)	9.88	1.78	396	0.75	(g)	13.78	(g)	3.35	(g)	31

Class RX
Six months ended 06/30/12	8.68	(0.02)	0.41	0.39	—	—	—	9.07	4.49	994	0.50	(e)	1.03	(e)	(0.50	)(e)	0
Year ended 12/31/11	8.10	0.22	0.58	0.80	(0.21)	(0.01)	(0.22)	8.68	9.97	848	0.50		1.20		2.64		9
Year ended 12/31/10(f)	7.69	0.30	0.51	0.81	(0.40)	—	(0.40)	8.10	10.68	696	0.50	(g)	1.17	(g)	6.38	(g)	32

Class Y
Six months ended 06/30/12	8.73	0.00	0.42	0.42	—	—	—	9.15	4.81	2,772	0.00	(e)	0.53	(e)	0.00	(e)	0
Year ended 12/31/11	8.15	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.73	10.40	2,403	0.00		0.70		3.14		9
Year ended 12/31/10	7.59	0.55	0.45	1.00	(0.44)	—	(0.44)	8.15	13.30	1,112	0.00		1.07		6.88		32
Year ended 12/31/09	6.33	0.60	1.12	1.72	(0.46)	—	(0.46)	7.59	27.13	221	0.08		2.15		8.30		201
Year ended 12/31/08(f)	7.77	0.06	(1.26)	(1.20)	(0.19)	(0.05)	(0.24)	6.33	(15.49)	50	0.11	(g)	5.07	(g)	3.79	(g)	17

Class R5
Six months ended 06/30/12	8.75	0.00	0.42	0.42	—	—	—	9.17	4.80	13,483	0.00	(e)	0.43	(e)	0.00	(e)	0
Year ended 12/31/11	8.17	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.75	10.37	12	0.00		0.51		3.14		9
Year ended 12/31/10	7.60	0.55	0.46	1.01	(0.44)	—	(0.44)	8.17	13.43	18	0.00		0.91		6.88		32
Year ended 12/31/09	6.34	0.58	1.14	1.72	(0.46)	—	(0.46)	7.60	27.10	10	0.09		1.90		8.29		201
Year ended 12/31/08	9.90	0.32	(3.63)	(3.31)	(0.20)	(0.05)	(0.25)	6.34	(33.46)	8	0.15		3.50		3.75		17
Year ended 12/31/07(f)	10.02	0.37	(0.15)	0.22	(0.29)	(0.05)	(0.34)	9.90	2.23	12	0.25	(g)	13.07	(g)	3.85	(g)	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.87%, 0.79%, 0.78%, 0.76% and 0.80% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $27,390, $10,786, $3,331, $7,572, $1,931, $8,583, $930, $2,575 and $9,353 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

Invesco Balanced-Risk Retirement 2040 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.23	$(0.01)	$0.39	$0.38	$—	$—	$—	$8.61	4.62%	$20,707	0.25	%(e)	1.13	%(e)	(0.25	)%(e)	0%
Year ended 12/31/11	7.79	0.23	0.57	0.80	(0.36)	—	(0.36)	8.23	10.30	13,484	0.25		1.52		2.88		14
Year ended 12/31/10	7.36	0.53	0.42	0.95	(0.25)	(0.27)	(0.52)	7.79	13.03	8,727	0.25		1.94		6.79		26
Year ended 12/31/09	6.09	0.53	1.15	1.68	(0.41)	—	(0.41)	7.36	27.59	4,605	0.33		4.14		7.69		214
Year ended 12/31/08	9.83	0.23	(3.78)	(3.55)	(0.15)	(0.04)	(0.19)	6.09	(36.00)	1,907	0.41		8.63		2.88		29
Year ended 12/31/07(f)	10.02	0.31	(0.13)	0.18	(0.28)	(0.09)	(0.37)	9.83	1.81	901	0.54	(g)	22.43	(g)	3.26	(g)	20

Class AX
Six months ended 06/30/12	8.22	(0.01)	0.39	0.38	—	—	—	8.60	4.62	3,924	0.25	(e)	1.13	(e)	(0.25	)(e)	0
Year ended 12/31/11	7.79	0.23	0.56	0.79	(0.36)	—	(0.36)	8.22	10.17	4,087	0.25		1.52		2.88		14
Year ended 12/31/10(f)	7.50	0.31	0.50	0.81	(0.25)	(0.27)	(0.52)	7.79	10.92	6,212	0.25	(g)	1.42	(g)	6.79	(g)	26

Class B
Six months ended 06/30/12	8.15	(0.04)	0.39	0.35	—	—	—	8.50	4.29	1,276	1.00	(e)	1.88	(e)	(1.00	)(e)	0
Year ended 12/31/11	7.73	0.17	0.55	0.72	(0.30)	—	(0.30)	8.15	9.37	1,289	1.00		2.27		2.13		14
Year ended 12/31/10	7.32	0.46	0.41	0.87	(0.19)	(0.27)	(0.46)	7.73	12.08	1,115	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.16	1.63	(0.37)	—	(0.37)	7.32	26.90	773	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	522	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	500	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C
Six months ended 06/30/12	8.14	(0.04)	0.39	0.35	—	—	—	8.49	4.30	5,023	1.00	(e)	1.88	(e)	(1.00	)(e)	0
Year ended 12/31/11	7.73	0.17	0.54	0.71	(0.30)	—	(0.30)	8.14	9.24	3,468	1.00		2.27		2.13		14
Year ended 12/31/10	7.31	0.46	0.42	0.88	(0.19)	(0.27)	(0.46)	7.73	12.24	2,136	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.15	1.62	(0.37)	—	(0.37)	7.31	26.72	1,387	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	597	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	277	1.29	(g)	23.18	(g)	2.51	(g)	20

Class CX
Six months ended 06/30/12	8.14	(0.04)	0.38	0.34	—	—	—	8.48	4.18	580	1.00	(e)	1.88	(e)	(1.00	)(e)	0
Year ended 12/31/11	7.72	0.17	0.55	0.72	(0.30)	—	(0.30)	8.14	9.38	595	1.00		2.27		2.13		14
Year ended 12/31/10(f)	7.42	0.28	0.48	0.76	(0.19)	(0.27)	(0.46)	7.72	10.44	747	1.00	(g)	2.17	(g)	6.04	(g)	26

Class R
Six months ended 06/30/12	8.19	(0.02)	0.39	0.37	—	—	—	8.56	4.52	5,905	0.50	(e)	1.38	(e)	(0.50	)(e)	0
Year ended 12/31/11	7.77	0.21	0.55	0.76	(0.34)	—	(0.34)	8.19	9.81	3,692	0.50		1.77		2.63		14
Year ended 12/31/10	7.34	0.51	0.42	0.93	(0.23)	(0.27)	(0.50)	7.77	12.83	3,536	0.50		2.19		6.54		26
Year ended 12/31/09	6.07	0.52	1.15	1.67	(0.40)	—	(0.40)	7.34	27.47	1,840	0.58		4.39		7.44		214
Year ended 12/31/08	9.82	0.21	(3.78)	(3.57)	(0.14)	(0.04)	(0.18)	6.07	(36.27)	432	0.66		8.88		2.63		29
Year ended 12/31/07(f)	10.02	0.28	(0.13)	0.15	(0.26)	(0.09)	(0.35)	9.82	1.59	153	0.79	(g)	22.68	(g)	3.01	(g)	20

Class RX
Six months ended 06/30/12	8.20	(0.02)	0.39	0.37	—	—	—	8.57	4.51	683	0.50	(e)	1.38	(e)	(0.50	)(e)	0
Year ended 12/31/11	7.76	0.21	0.57	0.78	(0.34)	—	(0.34)	8.20	10.08	631	0.50		1.77		2.63		14
Year ended 12/31/10(f)	7.47	0.30	0.49	0.79	(0.23)	(0.27)	(0.50)	7.76	10.73	570	0.50	(g)	1.67	(g)	6.54	(g)	26

Class Y
Six months ended 06/30/12	8.24	0.00	0.39	0.39	—	—	—	8.63	4.73	656	0.00	(e)	0.88	(e)	0.00	(e)	0
Year ended 12/31/11	7.81	0.25	0.56	0.81	(0.38)	—	(0.38)	8.24	10.39	190	0.00		1.27		3.13		14
Year ended 12/31/10	7.37	0.55	0.43	0.98	(0.27)	(0.27)	(0.54)	7.81	13.42	398	0.00		1.69		7.04		26
Year ended 12/31/09	6.09	0.56	1.14	1.70	(0.42)	—	(0.42)	7.37	27.96	75	0.08		3.89		7.94		214
Year ended 12/31/08(f)	7.56	0.05	(1.32)	(1.27)	(0.16)	(0.04)	(0.20)	6.09	(16.73)	24	0.10	(g)	10.26	(g)	3.19	(g)	29

											Ratio of	Ratio of
			Net gains								expenses	expenses
			(losses)								to average	to average net	Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets	assets without	investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers	fee waivers	income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense	and/or expense	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)	reimbursements	net assets	turnover(d)

Class R5
Six months ended 06/30/12	8.25	0.00	0.39	0.39	—	—	—	8.64	4.73	5,418	0.00 (e)	0.69 (e)	0.00 (e)	0
Year ended 12/31/11	7.81	0.25	0.57	0.82	(0.38)	—	(0.38)	8.25	10.52	13	0.00	1.02	3.13	14
Year ended 12/31/10	7.38	0.55	0.42	0.97	(0.27)	(0.27)	(0.54)	7.81	13.25	12	0.00	1.38	7.04	26
Year ended 12/31/09	6.09	0.53	1.18	1.71	(0.42)	—	(0.42)	7.38	28.13	11	0.08	3.49	7.94	214
Year ended 12/31/08	9.84	0.28	(3.82)	(3.54)	(0.17)	(0.04)	(0.21)	6.09	(35.94)	9	0.15	7.72	3.14	29
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.29)	(0.09)	(0.38)	9.84	2.03	51	0.28 (g)	21.86 (g)	3.53 (g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.87%, 0.79%, 0.81%, 0.78% and 0.81% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $17,321, $4,188, $1,317, $4,548, $579, $5,408, $658, $526 and $5,070 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

Invesco Balanced-Risk Retirement 2050 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.20	$(0.01)	$0.39	$0.38	$—	$—	$—	$8.58	4.63%	$11,361	0.25	%(e)	1.61	%(e)	(0.25	)%(e)	1%
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	7,586	0.25		3.01		3.34		22
Year ended 12/31/10	7.13	0.48	0.44	0.92	(0.43)	—	(0.43)	7.62	13.08	3,693	0.25		3.63		6.42		27
Year ended 12/31/09	5.87	0.45	1.19	1.64	(0.38)	—	(0.38)	7.13	27.92	2,533	0.32		7.20		6.87		214
Year ended 12/31/08	9.78	0.17	(3.84)	(3.67)	(0.17)	(0.07)	(0.24)	5.87	(37.51)	1,248	0.42		11.10		2.10		27
Year ended 12/31/07(f)	10.02	0.29	(0.14)	0.15	(0.29)	(0.10)	(0.39)	9.78	1.55	1,177	0.54	(g)	24.63	(g)	3.01	(g)	20

Class AX
Six months ended 06/30/12	8.20	(0.01)	0.39	0.38	—	—	—	8.58	4.63	1,496	0.25	(e)	1.61	(e)	(0.25	)(e)	1
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	1,430	0.25		3.01		3.34		22
Year ended 12/31/10(f)	7.27	0.29	0.49	0.78	(0.43)	—	(0.43)	7.62	10.91	1,793	0.25	(g)	2.97	(g)	6.42	(g)	27

Class B
Six months ended 06/30/12	8.11	(0.04)	0.39	0.35	—	—	—	8.46	4.32	486	1.00	(e)	2.36	(e)	(1.00	)(e)	1
Year ended 12/31/11	7.55	0.20	0.51	0.71	(0.15)	—	(0.15)	8.11	9.39	478	1.00		3.76		2.59		22
Year ended 12/31/10	7.08	0.42	0.43	0.85	(0.38)	—	(0.38)	7.55	12.13	489	1.00		4.38		5.67		27
Year ended 12/31/09	5.84	0.40	1.18	1.58	(0.34)	—	(0.34)	7.08	27.02	432	1.07		7.95		6.12		214
Year ended 12/31/08	9.75	0.11	(3.82)	(3.71)	(0.13)	(0.07)	(0.20)	5.84	(38.03)	214	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.13)	0.08	(0.25)	(0.10)	(0.35)	9.75	0.80	184	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C
Six months ended 06/30/12	8.13	(0.04)	0.38	0.34	—	—	—	8.47	4.18	2,968	1.00	(e)	2.36	(e)	(1.00	)(e)	1
Year ended 12/31/11	7.57	0.20	0.51	0.71	(0.15)	—	(0.15)	8.13	9.36	1,872	1.00		3.76		2.59		22
Year ended 12/31/10	7.09	0.42	0.44	0.86	(0.38)	—	(0.38)	7.57	12.26	709	1.00		4.38		5.67		27
Year ended 12/31/09	5.85	0.40	1.18	1.58	(0.34)	—	(0.34)	7.09	26.97	487	1.07		7.95		6.12		214
Year ended 12/31/08	9.76	0.10	(3.81)	(3.71)	(0.13)	(0.07)	(0.20)	5.85	(37.99)	253	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.12)	0.09	(0.25)	(0.10)	(0.35)	9.76	0.90	150	1.29	(g)	25.38	(g)	2.26	(g)	20

Class CX
Six months ended 06/30/12	8.12	(0.04)	0.39	0.35	—	—	—	8.47	4.31	111	1.00	(e)	2.36	(e)	(1.00	)(e)	1
Year ended 12/31/11	7.56	0.20	0.51	0.71	(0.15)	—	(0.15)	8.12	9.37	99	1.00		3.76		2.59		22
Year ended 12/31/10(f)	7.20	0.25	0.49	0.74	(0.38)	—	(0.38)	7.56	10.40	335	1.00	(g)	3.72	(g)	5.67	(g)	27

Class R
Six months ended 06/30/12	8.17	(0.02)	0.38	0.36	—	—	—	8.53	4.41	2,524	0.50	(e)	1.86	(e)	(0.50	)(e)	1
Year ended 12/31/11	7.59	0.24	0.51	0.75	(0.17)	—	(0.17)	8.17	9.98	1,930	0.50		3.26		3.09		22
Year ended 12/31/10	7.11	0.46	0.43	0.89	(0.41)	—	(0.41)	7.59	12.74	1,708	0.50		3.88		6.17		27
Year ended 12/31/09	5.85	0.44	1.18	1.62	(0.36)	—	(0.36)	7.11	27.80	969	0.57		7.45		6.62		214
Year ended 12/31/08	9.77	0.14	(3.84)	(3.70)	(0.15)	(0.07)	(0.22)	5.85	(37.78)	275	0.67		11.35		1.85		27
Year ended 12/31/07(f)	10.02	0.26	(0.14)	0.12	(0.27)	(0.10)	(0.37)	9.77	1.29	151	0.79	(g)	24.88	(g)	2.76	(g)	20

Class RX
Six months ended 06/30/12	8.17	(0.03)	0.40	0.37	—	—	—	8.54	4.53	178	0.50	(e)	1.86	(e)	(0.50	)(e)	1
Year ended 12/31/11	7.60	0.24	0.50	0.74	(0.17)	—	(0.17)	8.17	9.84	146	0.50		3.26		3.09		22
Year ended 12/31/10(f)	7.24	0.27	0.51	0.78	(0.42)	—	(0.42)	7.60	10.85	135	0.50	(g)	3.22	(g)	6.17	(g)	27

Class Y
Six months ended 06/30/12	8.21	0.00	0.39	0.39	—	—	—	8.60	4.75	528	0.00	(e)	1.36	(e)	0.00	(e)	1
Year ended 12/31/11	7.63	0.29	0.50	0.79	(0.21)	—	(0.21)	8.21	10.36	482	0.00		2.76		3.59		22
Year ended 12/31/10	7.14	0.51	0.43	0.94	(0.45)	—	(0.45)	7.63	13.33	196	0.00		3.38		6.67		27
Year ended 12/31/09	5.87	0.47	1.19	1.66	(0.39)	—	(0.39)	7.14	28.32	51	0.07		6.95		7.12		214
Year ended 12/31/08(f)	7.42	0.04	(1.35)	(1.31)	(0.17)	(0.07)	(0.24)	5.87	(17.57)	42	0.09	(g)	19.27	(g)	2.43	(g)	27

											Ratio of	Ratio of
			Net gains								expenses	expenses
			(losses)								to average	to average net	Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets	assets without	investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers	fee waivers	income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense	and/or expense	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)	reimbursements	net assets	turnover(d)

Class R5
Six months ended 06/30/12	8.21	0.00	0.40	0.40	—	—	—	8.61	4.87	4,862	0.00 (e)	1.12 (e)	0.00 (e)	1
Year ended 12/31/11	7.62	0.29	0.51	0.80	(0.21)	—	(0.21)	8.21	10.50	11	0.00	2.36	3.59	22
Year ended 12/31/10	7.14	0.50	0.43	0.93	(0.45)	—	(0.45)	7.62	13.18	10	0.00	3.03	6.67	27
Year ended 12/31/09	5.87	0.44	1.22	1.66	(0.39)	—	(0.39)	7.14	28.32	21	0.06	6.36	7.13	214
Year ended 12/31/08	9.79	0.19	(3.86)	(3.67)	(0.18)	(0.07)	(0.25)	5.87	(37.42)	32	0.15	10.22	2.37	27
Year ended 12/31/07(f)	10.02	0.31	(0.14)	0.17	(0.30)	(0.10)	(0.40)	9.79	1.78	51	0.28 (g)	24.12 (g)	3.27 (g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.87%, 0.79%, 0.82%, 0.78% and 0.82% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,088, $1,486, $515, $2,658, $107, $2,308, $163, $452 and $2,308 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the Funds’ classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Invesco Balanced-Risk Retirement Now Fund — A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.84%		1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.57)%	1.70%	5.08%	8.56%	12.17%	15.89%	19.74%	23.72%	27.82%	32.07%
End of Year Balance	$9,843.12		$10,169.91	$10,507.55	$10,856.40	$11,216.84	$11,589.23	$11,974.00	$12,371.53	$12,782.27	$13,206.64
Estimated Annual Expenses	$631.03		$168.11	$173.69	$179.46	$185.42	$191.57	$197.93	$204.50	$211.29	$218.31

Invesco Balanced-Risk Retirement Now Fund — A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.84%		1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.16%		7.62%	11.19%	14.88%	18.70%	22.64%	26.71%	30.92%	35.26%	39.75%
End of Year Balance	$10,416.00		$10,761.81	$11,119.10	$11,488.26	$11,869.67	$12,263.74	$12,670.90	$13,091.57	$13,526.21	$13,975.28
Estimated Annual Expenses	$85.75		$177.89	$183.80	$189.90	$196.21	$202.72	$209.45	$216.40	$223.59	$231.01

Invesco Balanced-Risk Retirement Now Fund — AX (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.84%		1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.57)%	1.70%	5.08%	8.56%	12.17%	15.89%	19.74%	23.72%	27.82%	32.07%
End of Year Balance	$9,843.12		$10,169.91	$10,507.55	$10,856.40	$11,216.84	$11,589.23	$11,974.00	$12,371.53	$12,782.27	$13,206.64
Estimated Annual Expenses	$631.03		$168.11	$173.69	$179.46	$185.42	$191.57	$197.93	$204.50	$211.29	$218.31

Invesco Balanced-Risk Retirement Now Fund — AX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.84%		1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.16%		7.62%	11.19%	14.88%	18.70%	22.64%	26.71%	30.92%	35.26%	39.75%
End of Year Balance	$10,416.00		$10,761.81	$11,119.10	$11,488.26	$11,869.67	$12,263.74	$12,670.90	$13,091.57	$13,526.21	$13,975.28
Estimated Annual Expenses	$85.75		$177.89	$183.80	$189.90	$196.21	$202.72	$209.45	$216.40	$223.59	$231.01

Invesco Balanced-Risk Retirement Now Fund — B	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.59%		2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	1.68%	1.68%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.41%		6.07%	8.79%	11.59%	14.46%	17.40%	20.42%	23.51%	27.61%	31.85%
End of Year Balance	$10,341.00		$10,606.76	$10,879.36	$11,158.96	$11,445.74	$11,739.90	$12,041.61	$12,351.08	$12,761.14	$13,184.81
Estimated Annual Expenses	$161.71		$254.52	$261.06	$267.77	$274.65	$281.71	$288.95	$296.37	$210.94	$217.95

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement Now Fund — C	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.59%		2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.41%		6.07%	8.79%	11.59%	14.46%	17.40%	20.42%	23.51%	26.69%	29.94%
End of Year Balance	$10,341.00		$10,606.76	$10,879.36	$11,158.96	$11,445.74	$11,739.90	$12,041.61	$12,351.08	$12,668.51	$12,994.09
Estimated Annual Expenses	$161.71		$254.52	$261.06	$267.77	$274.65	$281.71	$288.95	$296.37	$303.99	$311.80

Invesco Balanced-Risk Retirement Now Fund — CX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.59%		2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%	2.43%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.41%		6.07%	8.79%	11.59%	14.46%	17.40%	20.42%	23.51%	26.69%	29.94%
End of Year Balance	$10,341.00		$10,606.76	$10,879.36	$11,158.96	$11,445.74	$11,739.90	$12,041.61	$12,351.08	$12,668.51	$12,994.09
Estimated Annual Expenses	$161.71		$254.52	$261.06	$267.77	$274.65	$281.71	$288.95	$296.37	$303.99	$311.80

Invesco Balanced-Risk Retirement Now Fund — R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.09%		1.93%	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.91%		7.10%	10.39%	13.78%	17.27%	20.87%	24.58%	28.41%	32.35%	36.41%
End of Year Balance	$10,391.00		$10,710.00	$11,038.80	$11,377.69	$11,726.99	$12,087.01	$12,458.08	$12,840.54	$13,234.74	$13,641.05
Estimated Annual Expenses	$111.13		$203.62	$209.88	$216.32	$222.96	$229.81	$236.86	$244.13	$251.63	$259.35

Invesco Balanced-Risk Retirement Now Fund — RX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.09%		1.93%	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.91%		7.10%	10.39%	13.78%	17.27%	20.87%	24.58%	28.41%	32.35%	36.41%
End of Year Balance	$10,391.00		$10,710.00	$11,038.80	$11,377.69	$11,726.99	$12,087.01	$12,458.08	$12,840.54	$13,234.74	$13,641.05
Estimated Annual Expenses	$111.13		$203.62	$209.88	$216.32	$222.96	$229.81	$236.86	$244.13	$251.63	$259.35

Invesco Balanced-Risk Retirement Now Fund — Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.59%		1.43%	1.43%	1.43%	1.43%	1.43%	1.43%	1.43%	1.43%	1.43%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.41%		8.14%	12.00%	16.00%	20.14%	24.43%	28.87%	33.47%	38.23%	43.17%
End of Year Balance	$10,441.00		$10,813.74	$11,199.79	$11,599.63	$12,013.73	$12,442.62	$12,886.83	$13,346.89	$13,823.37	$14,316.86
Estimated Annual Expenses	$60.30		$151.97	$157.40	$163.02	$168.84	$174.86	$181.11	$187.57	$194.27	$201.20

Invesco Balanced-Risk Retirement 2020 Fund — A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.10%		1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.81)%	1.47%	4.87%	8.39%	12.02%	15.77%	19.65%	23.66%	27.80%	32.08%
End of Year Balance	$9,818.55		$10,147.47	$10,487.41	$10,838.74	$11,201.84	$11,577.10	$11,964.93	$12,365.76	$12,780.01	$13,208.14
Estimated Annual Expenses	$655.98		$164.72	$170.24	$175.94	$181.83	$187.93	$194.22	$200.73	$207.45	$214.40

Invesco Balanced-Risk Retirement 2020 Fund — A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.10%		1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.90%		7.38%	10.98%	14.70%	18.54%	22.51%	26.61%	30.85%	35.24%	39.77%
End of Year Balance	$10,390.00		$10,738.07	$11,097.79	$11,469.57	$11,853.80	$12,250.90	$12,661.30	$13,085.46	$13,523.82	$13,976.87
Estimated Annual Expenses	$112.15		$174.31	$180.15	$186.18	$192.42	$198.86	$205.53	$212.41	$219.53	$226.88

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement 2020 Fund — AX (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.10%		1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.81)%	1.47%	4.87%	8.39%	12.02%	15.77%	19.65%	23.66%	27.80%	32.08%
End of Year Balance	$9,818.55		$10,147.47	$10,487.41	$10,838.74	$11,201.84	$11,577.10	$11,964.93	$12,365.76	$12,780.01	$13,208.14
Estimated Annual Expenses	$655.98		$164.72	$170.24	$175.94	$181.83	$187.93	$194.22	$200.73	$207.45	$214.40

Invesco Balanced-Risk Retirement 2020 Fund — AX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.10%		1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.90%		7.38%	10.98%	14.70%	18.54%	22.51%	26.61%	30.85%	35.24%	39.77%
End of Year Balance	$10,390.00		$10,738.07	$11,097.79	$11,469.57	$11,853.80	$12,250.90	$12,661.30	$13,085.46	$13,523.82	$13,976.87
Estimated Annual Expenses	$112.15		$174.31	$180.15	$186.18	$192.42	$198.86	$205.53	$212.41	$219.53	$226.88

Invesco Balanced-Risk Retirement 2020 Fund — B	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.85%		2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	1.65%	1.65%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.15%		5.83%	8.58%	11.41%	14.30%	17.28%	20.32%	23.45%	27.59%	31.86%
End of Year Balance	$10,315.00		$10,583.19	$10,858.35	$11,140.67	$11,430.33	$11,727.52	$12,032.43	$12,345.27	$12,758.84	$13,186.26
Estimated Annual Expenses	$187.91		$250.78	$257.30	$263.99	$270.85	$277.89	$285.12	$292.53	$207.11	$214.05

Invesco Balanced-Risk Retirement 2020 Fund — C	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.85%		2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.15%		5.83%	8.58%	11.41%	14.30%	17.28%	20.32%	23.45%	26.66%	29.96%
End of Year Balance	$10,315.00		$10,583.19	$10,858.35	$11,140.67	$11,430.33	$11,727.52	$12,032.43	$12,345.27	$12,666.25	$12,995.57
Estimated Annual Expenses	$187.91		$250.78	$257.30	$263.99	$270.85	$277.89	$285.12	$292.53	$300.14	$307.94

Invesco Balanced-Risk Retirement 2020 Fund — CX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.85%		2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.15%		5.83%	8.58%	11.41%	14.30%	17.28%	20.32%	23.45%	26.66%	29.96%
End of Year Balance	$10,315.00		$10,583.19	$10,858.35	$11,140.67	$11,430.33	$11,727.52	$12,032.43	$12,345.27	$12,666.25	$12,995.57
Estimated Annual Expenses	$187.91		$250.78	$257.30	$263.99	$270.85	$277.89	$285.12	$292.53	$300.14	$307.94

Invesco Balanced-Risk Retirement 2020 Fund — R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.35%		1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.65%		6.86%	10.18%	13.59%	17.11%	20.74%	24.49%	28.35%	32.32%	36.43%
End of Year Balance	$10,365.00		$10,686.32	$11,017.59	$11,359.14	$11,711.27	$12,074.32	$12,448.62	$12,834.53	$13,232.40	$13,642.60
Estimated Annual Expenses	$137.46		$199.99	$206.19	$212.58	$219.17	$225.96	$232.97	$240.19	$247.64	$255.31

Invesco Balanced-Risk Retirement 2020 Fund — RX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.35%		1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.65%		6.86%	10.18%	13.59%	17.11%	20.74%	24.49%	28.35%	32.32%	36.43%
End of Year Balance	$10,365.00		$10,686.32	$11,017.59	$11,359.14	$11,711.27	$12,074.32	$12,448.62	$12,834.53	$13,232.40	$13,642.60
Estimated Annual Expenses	$137.46		$199.99	$206.19	$212.58	$219.17	$225.96	$232.97	$240.19	$247.64	$255.31

Invesco Balanced-Risk Retirement 2020 Fund — Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.85%		1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.15%		7.90%	11.78%	15.81%	19.98%	24.30%	28.77%	33.41%	38.21%	43.18%
End of Year Balance	$10,415.00		$10,789.94	$11,178.38	$11,580.80	$11,997.71	$12,429.63	$12,877.09	$13,340.67	$13,820.93	$14,318.49
Estimated Annual Expenses	$86.76		$148.43	$153.78	$159.31	$165.05	$170.99	$177.15	$183.52	$190.13	$196.98
1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement 2030 Fund — A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.12%		1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.83)%	1.29%	4.51%	7.83%	11.26%	14.80%	18.45%	22.22%	26.10%	30.11%
End of Year Balance	$9,816.66		$10,128.83	$10,450.93	$10,783.27	$11,126.17	$11,479.99	$11,845.05	$12,221.72	$12,610.37	$13,011.38
Estimated Annual Expenses	$657.89		$181.50	$187.28	$193.23	$199.38	$205.72	$212.26	$219.01	$225.97	$233.16

Invesco Balanced-Risk Retirement 2030 Fund — A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.12%		1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.88%		7.18%	10.59%	14.11%	17.74%	21.48%	25.34%	29.33%	33.44%	37.69%
End of Year Balance	$10,388.00		$10,718.34	$11,059.18	$11,410.86	$11,773.73	$12,148.13	$12,534.44	$12,933.04	$13,344.31	$13,768.66
Estimated Annual Expenses	$114.17		$192.07	$198.18	$204.48	$210.98	$217.69	$224.61	$231.75	$239.12	$246.73

Invesco Balanced-Risk Retirement 2030 Fund — AX (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.12%		1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.83)%	1.29%	4.51%	7.83%	11.26%	14.80%	18.45%	22.22%	26.10%	30.11%
End of Year Balance	$9,816.66		$10,128.83	$10,450.93	$10,783.27	$11,126.17	$11,479.99	$11,845.05	$12,221.72	$12,610.37	$13,011.38
Estimated Annual Expenses	$657.89		$181.50	$187.28	$193.23	$199.38	$205.72	$212.26	$219.01	$225.97	$233.16

Invesco Balanced-Risk Retirement 2030 Fund — AX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.12%		1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%	1.82%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.88%		7.18%	10.59%	14.11%	17.74%	21.48%	25.34%	29.33%	33.44%	37.69%
End of Year Balance	$10,388.00		$10,718.34	$11,059.18	$11,410.86	$11,773.73	$12,148.13	$12,534.44	$12,933.04	$13,344.31	$13,768.66
Estimated Annual Expenses	$114.17		$192.07	$198.18	$204.48	$210.98	$217.69	$224.61	$231.75	$239.12	$246.73

Invesco Balanced-Risk Retirement 2030 Fund — B	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.87%		2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	1.82%	1.82%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.13%		5.64%	8.20%	10.83%	13.53%	16.28%	19.11%	22.00%	25.88%	29.89%
End of Year Balance	$10,313.00		$10,563.61	$10,820.30	$11,083.23	$11,352.56	$11,628.42	$11,911.00	$12,200.43	$12,588.41	$12,988.72
Estimated Annual Expenses	$189.93		$268.26	$274.78	$281.46	$288.30	$295.31	$302.48	$309.83	$225.58	$232.75

Invesco Balanced-Risk Retirement 2030 Fund — C	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.87%		2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.13%		5.64%	8.20%	10.83%	13.53%	16.28%	19.11%	22.00%	24.97%	28.01%
End of Year Balance	$10,313.00		$10,563.61	$10,820.30	$11,083.23	$11,352.56	$11,628.42	$11,911.00	$12,200.43	$12,496.90	$12,800.58
Estimated Annual Expenses	$189.93		$268.26	$274.78	$281.46	$288.30	$295.31	$302.48	$309.83	$317.36	$325.07

Invesco Balanced-Risk Retirement 2030 Fund — CX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.87%		2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%	2.57%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.13%		5.64%	8.20%	10.83%	13.53%	16.28%	19.11%	22.00%	24.97%	28.01%
End of Year Balance	$10,313.00		$10,563.61	$10,820.30	$11,083.23	$11,352.56	$11,628.42	$11,911.00	$12,200.43	$12,496.90	$12,800.58
Estimated Annual Expenses	$189.93		$268.26	$274.78	$281.46	$288.30	$295.31	$302.48	$309.83	$317.36	$325.07

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement 2030 Fund — R	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.37%		2.07%	2.07%	2.07%	2.07%	2.07%	2.07%	2.07%	2.07%	2.07%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.63%		6.67%	9.79%	13.01%	16.32%	19.73%	23.24%	26.85%	30.56%	34.39%
End of Year Balance	$10,363.00		$10,666.64	$10,979.17	$11,300.86	$11,631.97	$11,972.79	$12,323.59	$12,684.67	$13,056.33	$13,438.89
Estimated Annual Expenses	$139.49		$217.66	$224.03	$230.60	$237.35	$244.31	$251.47	$258.84	$266.42	$274.23

Invesco Balanced-Risk Retirement 2030 Fund — RX	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.37%		2.07%	2.07%	2.07%	2.07%	2.07%	2.07%	2.07%	2.07%	2.07%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.63%		6.67%	9.79%	13.01%	16.32%	19.73%	23.24%	26.85%	30.56%	34.39%
End of Year Balance	$10,363.00		$10,666.64	$10,979.17	$11,300.86	$11,631.97	$11,972.79	$12,323.59	$12,684.67	$13,056.33	$13,438.89
Estimated Annual Expenses	$139.49		$217.66	$224.03	$230.60	$237.35	$244.31	$251.47	$258.84	$266.42	$274.23

Invesco Balanced-Risk Retirement 2030 Fund — Y	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.87%		1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.13%		7.70%	11.40%	15.22%	19.17%	23.26%	27.48%	31.86%	36.38%	41.06%
End of Year Balance	$10,413.00		$10,770.17	$11,139.58	$11,521.67	$11,916.86	$12,325.61	$12,748.38	$13,185.65	$13,637.92	$14,105.70
Estimated Annual Expenses	$88.80		$166.29	$171.99	$177.89	$183.99	$190.30	$196.83	$203.58	$210.57	$217.79

Invesco Balanced-Risk Retirement 2040 Fund — A (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.23%		2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.94)%	0.51%	3.03%	5.60%	8.24%	10.95%	13.72%	16.57%	19.48%	22.47%
End of Year Balance	$9,806.27		$10,051.42	$10,302.71	$10,560.27	$10,824.28	$11,094.89	$11,372.26	$11,656.57	$11,947.98	$12,246.68
Estimated Annual Expenses	$668.43		$248.22	$254.43	$260.79	$267.31	$273.99	$280.84	$287.86	$295.06	$302.43

Invesco Balanced-Risk Retirement 2040 Fund — A (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.23%		2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.77%		6.36%	9.02%	11.75%	14.54%	17.41%	20.34%	23.35%	26.43%	29.59%
End of Year Balance	$10,377.00		$10,636.43	$10,902.34	$11,174.89	$11,454.27	$11,740.62	$12,034.14	$12,334.99	$12,643.37	$12,959.45
Estimated Annual Expenses	$125.32		$262.67	$269.23	$275.97	$282.86	$289.94	$297.18	$304.61	$312.23	$320.04

Invesco Balanced-Risk Retirement 2040 Fund — AX (Includes Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.23%		2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(1	.94)%	0.51%	3.03%	5.60%	8.24%	10.95%	13.72%	16.57%	19.48%	22.47%
End of Year Balance	$9,806.27		$10,051.42	$10,302.71	$10,560.27	$10,824.28	$11,094.89	$11,372.26	$11,656.57	$11,947.98	$12,246.68
Estimated Annual Expenses	$668.43		$248.22	$254.43	$260.79	$267.31	$273.99	$280.84	$287.86	$295.06	$302.43

Invesco Balanced-Risk Retirement 2040 Fund — AX (Without Maximum
Sales Charge)	Year 1		Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.23%		2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Cumulative Return Before Expenses	5.00%		10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.77%		6.36%	9.02%	11.75%	14.54%	17.41%	20.34%	23.35%	26.43%	29.59%
End of Year Balance	$10,377.00		$10,636.43	$10,902.34	$11,174.89	$11,454.27	$11,740.62	$12,034.14	$12,334.99	$12,643.37	$12,959.45
Estimated Annual Expenses	$125.32		$262.67	$269.23	$275.97	$282.86	$289.94	$297.18	$304.61	$312.23	$320.04

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement 2040 Fund — B	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.98%		3.25%		3.25%		3.25%	3.25%	3.25%	3.25%	3.25%	2.50%	2.50%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.02%		4.82%		6.66%		8.52%	10.42%	12.36%	14.32%	16.32%	19.23%	22.21%
End of Year Balance	$10,302.00		$10,482.29		$10,665.72		$10,852.38	$11,042.29	$11,235.53	$11,432.15	$11,632.22	$11,923.02	$12,221.10
Estimated Annual Expenses	$200.99		$337.74		$343.66		$349.67	$355.79	$362.01	$368.35	$374.80	$294.44	$301.80

Invesco Balanced-Risk Retirement 2040 Fund — C	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.98%		3.25%		3.25%		3.25%	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.02%		4.82%		6.66%		8.52%	10.42%	12.36%	14.32%	16.32%	18.36%	20.43%
End of Year Balance	$10,302.00		$10,482.29		$10,665.72		$10,852.38	$11,042.29	$11,235.53	$11,432.15	$11,632.22	$11,835.78	$12,042.91
Estimated Annual Expenses	$200.99		$337.74		$343.66		$349.67	$355.79	$362.01	$368.35	$374.80	$381.35	$388.03

Invesco Balanced-Risk Retirement 2040 Fund — CX	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.98%		3.25%		3.25%		3.25%	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.02%		4.82%		6.66%		8.52%	10.42%	12.36%	14.32%	16.32%	18.36%	20.43%
End of Year Balance	$10,302.00		$10,482.29		$10,665.72		$10,852.38	$11,042.29	$11,235.53	$11,432.15	$11,632.22	$11,835.78	$12,042.91
Estimated Annual Expenses	$200.99		$337.74		$343.66		$349.67	$355.79	$362.01	$368.35	$374.80	$381.35	$388.03

Invesco Balanced-Risk Retirement 2040 Fund — R	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.48%		2.75%		2.75%		2.75%	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.52%		5.85%		8.23%		10.67%	13.16%	15.70%	18.31%	20.97%	23.69%	26.47%
End of Year Balance	$10,352.00		$10,584.92		$10,823.08		$11,066.60	$11,315.60	$11,570.20	$11,830.53	$12,096.72	$12,368.89	$12,647.19
Estimated Annual Expenses	$150.60		$287.88		$294.36		$300.98	$307.76	$314.68	$321.76	$329.00	$336.40	$343.97

Invesco Balanced-Risk Retirement 2040 Fund — RX	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.48%		2.75%		2.75%		2.75%	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.52%		5.85%		8.23%		10.67%	13.16%	15.70%	18.31%	20.97%	23.69%	26.47%
End of Year Balance	$10,352.00		$10,584.92		$10,823.08		$11,066.60	$11,315.60	$11,570.20	$11,830.53	$12,096.72	$12,368.89	$12,647.19
Estimated Annual Expenses	$150.60		$287.88		$294.36		$300.98	$307.76	$314.68	$321.76	$329.00	$336.40	$343.97

Invesco Balanced-Risk Retirement 2040 Fund — Y	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.98%		2.25%		2.25%		2.25%	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.02%		6.88%		9.82%		12.84%	15.94%	19.13%	22.41%	25.77%	29.23%	32.79%
End of Year Balance	$10,402.00		$10,688.06		$10,981.98		$11,283.98	$11,594.29	$11,913.13	$12,240.74	$12,577.36	$12,923.24	$13,278.63
Estimated Annual Expenses	$99.97		$237.26		$243.79		$250.49	$257.38	$264.46	$271.73	$279.20	$286.88	$294.77

Invesco Balanced-Risk Retirement 2050 Fund — A (Includes Maximum
Sales Charge)	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.36%		4.12%		4.12%		4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.06)%	(1	.20)%	(0	.33)%	0.55%	1.43%	2.33%	3.23%	4.13%	5.05%	5.98%
End of Year Balance	$9,793.98		$9,880.17		$9,967.11		$10,054.82	$10,143.31	$10,232.57	$10,322.61	$10,413.45	$10,505.09	$10,597.54
Estimated Annual Expenses	$680.86		$405.29		$408.85		$412.45	$416.08	$419.74	$423.44	$427.16	$430.92	$434.71

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement 2050 Fund — A (Without Maximum
Sales Charge)	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.36%		4.12%		4.12%		4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.64%		4.55%		5.47%		6.40%	7.34%	8.28%	9.23%	10.20%	11.16%	12.14%
End of Year Balance	$10,364.00		$10,455.20		$10,547.21		$10,640.02	$10,733.66	$10,828.11	$10,923.40	$11,019.53	$11,116.50	$11,214.32
Estimated Annual Expenses	$138.48		$428.88		$432.65		$436.46	$440.30	$444.17	$448.08	$452.02	$456.00	$460.01

Invesco Balanced-Risk Retirement 2050 Fund — AX (Includes Maximum
Sales Charge)	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.36%		4.12%		4.12%		4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	(2	.06)%	(1	.20)%	(0	.33)%	0.55%	1.43%	2.33%	3.23%	4.13%	5.05%	5.98%
End of Year Balance	$9,793.98		$9,880.17		$9,967.11		$10,054.82	$10,143.31	$10,232.57	$10,322.61	$10,413.45	$10,505.09	$10,597.54
Estimated Annual Expenses	$680.86		$405.29		$408.85		$412.45	$416.08	$419.74	$423.44	$427.16	$430.92	$434.71

Invesco Balanced-Risk Retirement 2050 Fund — AX (Without Maximum
Sales Charge)	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.36%		4.12%		4.12%		4.12%	4.12%	4.12%	4.12%	4.12%	4.12%	4.12%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.64%		4.55%		5.47%		6.40%	7.34%	8.28%	9.23%	10.20%	11.16%	12.14%
End of Year Balance	$10,364.00		$10,455.20		$10,547.21		$10,640.02	$10,733.66	$10,828.11	$10,923.40	$11,019.53	$11,116.50	$11,214.32
Estimated Annual Expenses	$138.48		$428.88		$432.65		$436.46	$440.30	$444.17	$448.08	$452.02	$456.00	$460.01

Invesco Balanced-Risk Retirement 2050 Fund — B	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.11%		4.87%		4.87%		4.87%	4.87%	4.87%	4.87%	4.87%	4.12%	4.12%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.89%		3.02%		3.16%		3.29%	3.43%	3.56%	3.70%	3.83%	4.74%	5.67%
End of Year Balance	$10,289.00		$10,302.38		$10,315.77		$10,329.18	$10,342.61	$10,356.05	$10,369.52	$10,383.00	$10,474.37	$10,566.54
Estimated Annual Expenses	$214.05		$501.40		$502.05		$502.70	$503.36	$504.01	$504.67	$505.32	$429.66	$433.44

Invesco Balanced-Risk Retirement 2050 Fund — C	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.11%		4.87%		4.87%		4.87%	4.87%	4.87%	4.87%	4.87%	4.87%	4.87%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.89%		3.02%		3.16%		3.29%	3.43%	3.56%	3.70%	3.83%	3.96%	4.10%
End of Year Balance	$10,289.00		$10,302.38		$10,315.77		$10,329.18	$10,342.61	$10,356.05	$10,369.52	$10,383.00	$10,396.49	$10,410.01
Estimated Annual Expenses	$214.05		$501.40		$502.05		$502.70	$503.36	$504.01	$504.67	$505.32	$505.98	$506.64

Invesco Balanced-Risk Retirement 2050 Fund — CX	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	2.11%		4.87%		4.87%		4.87%	4.87%	4.87%	4.87%	4.87%	4.87%	4.87%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	2.89%		3.02%		3.16%		3.29%	3.43%	3.56%	3.70%	3.83%	3.96%	4.10%
End of Year Balance	$10,289.00		$10,302.38		$10,315.77		$10,329.18	$10,342.61	$10,356.05	$10,369.52	$10,383.00	$10,396.49	$10,410.01
Estimated Annual Expenses	$214.05		$501.40		$502.05		$502.70	$503.36	$504.01	$504.67	$505.32	$505.98	$506.64

Invesco Balanced-Risk Retirement 2050 Fund — R	Year 1		Year 2		Year 3		Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.61%		4.37%		4.37%		4.37%	4.37%	4.37%	4.37%	4.37%	4.37%	4.37%
Cumulative Return Before Expenses	5.00%		10.25%		15.76%		21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.39%		4.04%		4.70%		5.36%	6.02%	6.69%	7.36%	8.04%	8.72%	9.40%
End of Year Balance	$10,339.00		$10,404.14		$10,469.68		$10,535.64	$10,602.02	$10,668.81	$10,736.02	$10,803.66	$10,871.72	$10,940.21
Estimated Annual Expenses	$163.73		$453.24		$456.09		$458.97	$461.86	$464.77	$467.70	$470.64	$473.61	$476.59

1 Your actual expenses may be higher or lower than those shown.
2 The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Invesco Balanced-Risk Retirement 2050 Fund — RX	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.61%	4.37%	4.37%	4.37%	4.37%	4.37%	4.37%	4.37%	4.37%	4.37%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.39%	4.04%	4.70%	5.36%	6.02%	6.69%	7.36%	8.04%	8.72%	9.40%
End of Year Balance	$10,339.00	$10,404.14	$10,469.68	$10,535.64	$10,602.02	$10,668.81	$10,736.02	$10,803.66	$10,871.72	$10,940.21
Estimated Annual Expenses	$163.73	$453.24	$456.09	$458.97	$461.86	$464.77	$467.70	$470.64	$473.61	$476.59

Invesco Balanced-Risk Retirement 2050 Fund — Y	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.11%	3.87%	3.87%	3.87%	3.87%	3.87%	3.87%	3.87%	3.87%	3.87%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.89%	5.06%	6.25%	7.45%	8.67%	9.89%	11.14%	12.39%	13.66%	14.95%
End of Year Balance	$10,389.00	$10,506.40	$10,625.12	$10,745.18	$10,866.60	$10,989.39	$11,113.58	$11,239.16	$11,366.16	$11,494.60
Estimated Annual Expenses	$113.16	$404.33	$408.89	$413.52	$418.19	$422.91	$427.69	$432.53	$437.41	$442.36

1	Your actual expenses may be higher or lower than those shown.
2	The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

Shareholder Account Information

In addition to the Fund(s), the Adviser serves as investment adviser to many other Invesco mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

Some investments in the Funds are made through accounts that are maintained by intermediaries (and not in the name of an individual investor) and some investments are made indirectly through products that use the Funds as underlying investments, such as Retirement and Benefit Plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Unless otherwise provided, the following are certain defined terms used throughout this prospectus:

■	Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

■	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.

■	Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

■	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.

Shareholder Account Information and additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s prospectus and SAI, which are available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ CDSC on certain redemptions	■ CDSC on redemptions within six or fewer years	■ CDSC on redemptions within one year[4]	■ No CDSC	■ No CDSC
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee

■ Generally converts to Class A shares on or about the end of the month that is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
	■ New or additional investments are not permitted.	■ Purchase maximums apply	■ Intended for Employer Sponsored Retirement and Benefit Plans

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee; Invesco Short Term Bond Fund Class A shares and Invesco Limited Maturity Treasury Fund Class A2 shares have a 12b-1 fee of 0.15%; and Invesco Tax-Exempt Cash Fund Class A shares have a 12b-1 fee of 0.10%.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class BX shares of Invesco Money Market Fund convert to Class AX shares.
3	Class B shares and Class BX shares will not convert to Class A shares or Class AX shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class BX shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes:

■	Investor Class shares: Invesco Diversified Dividend Fund, Invesco Dynamics Fund, Invesco Energy Fund, Invesco European Growth Fund, Invesco Global Health Care Fund, Invesco Gold & Precious Metals Fund, Invesco High Yield Fund, Invesco International Core Equity Fund, Invesco Leisure Fund, Invesco Money Market Fund, Invesco Municipal Bond Fund, Invesco Real Estate Fund, Invesco Small Cap Growth Fund, Invesco Tax-Exempt Cash Fund, Invesco Technology Fund, Invesco U.S. Government Fund, Invesco U.S. Quantitative Core Fund, Invesco Dividend Income Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class AX shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class BX shares: Invesco Money Market Fund (new or additional investments in Class BX shares are not permitted);

■	Class CX shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

A-1        The Invesco Funds

MCF—02/13

■	Class RX shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;
■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund; and
■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations, business and charitable organizations and Retirement and Benefit Plans. The share classes offer different fee structures that are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

Class B shares are closed to new and to additional investors. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, CDSC and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares shall include Class A2 shares, unless otherwise noted.

Class AX, BX, CX and RX Shares
Class AX, BX, CX and RX shares are closed to new investors. Only investors who have continuously maintained an account in Class AX, CX or RX of a specific Fund may make additional purchases into Class AX, CX and RX, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds shall include Class AX (excluding Invesco Money Market Fund), BX, CX, or RX shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund shall include Class AX shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are intended for eligible Employer Sponsored Retirement and Benefit Plans.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are available to (i) investors who purchase through a fee-based advisory account with an approved financial intermediary, (ii) defined contribution plans, defined benefit retirement plans, endowments or foundations, (iii) banks or bank trust departments acting on their own behalf or as trustee or manager for trust accounts, or (iv) any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account. Class Y shares are not available for IRAs or Employer Sponsored IRAs.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares with Invesco Distributors, Inc. (Invesco Distributors) who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons) with Invesco Distributors. These investors are referred to as “Investor Class grandfathered investors.”

■	Customers of a financial intermediary that has had an agreement with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, that has continuously maintained such agreement. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”

■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco

A-2        The Invesco Funds

Distributors to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares

Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

If you purchase $1,000,000 or more of Class A shares of Category I or II Funds or $500,000 or more of Class A shares of Category IV Funds (a Large Purchase) the initial sales charge set forth below will be waived; though your shares will be subject to a 1% CDSC if you don’t hold such shares for at least 18 months.

Category I Initial Sales Charges
		Investor’s Sales Charge
		As a % of	As a % of
Amount invested		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
		As a % of	As a % of
Amount invested		Offering Price	Investment

Less than	$100,000	4.25%	4.44%

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
		As a % of	As a % of
Amount invested		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
		As a % of	As a % of
Amount invested		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

Class A Shares Sold Without an Initial Sales Charge
The following types of investors may purchase Class A shares without paying an initial sales charge:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

■	Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs maintained on retirement platforms or by the Funds’ transfer agent or its affiliates:

■	with assets of at least $1 million; or

■	with at least 100 employees eligible to participate in the plan; or

■	that execute plan level or multiple-plan level transactions through a single omnibus account per Fund.

■	Any investor who purchases his or her shares with the proceeds of an in kind rollover, transfer or distribution from a Retirement and Benefit Plan where the account being funded by such rollover is to be maintained by the same financial intermediary, trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

■	Investors who own Investor Class shares of a Fund, who purchase Class A shares of a different Fund.

■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.

■	Funds of funds or other pooled investment vehicles.

■	Insurance company separate accounts.

■	Any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

■	Any registered representative or employee of any financial intermediary who has an agreement with Invesco Distributors to sell shares of the Invesco Funds (this includes any members of his or her Immediate family).

■	Any investor purchasing shares through a financial intermediary that has a written arrangement with the Funds’ distributor in which the Funds’ distributor has agreed to participate in a no transaction fee program in which the financial intermediary will make Class A shares available without the imposition of a sales charge.

In addition, investors may acquire Class A shares without paying an initial sales charge in connection with:

■	reinvesting dividends and distributions;

■	exchanging shares of one Fund that were previously assessed a sales charge for shares of another Fund;

■	purchasing shares in connection with the repayment of an Employer Sponsored Retirement and Benefit Plan loan administered by the Funds’ transfer agent; and

A-3        The Invesco Funds

■	purchasing Class A shares with proceeds from the redemption of Class B, Class C, Class R or Class Y shares where the redemption and purchase are effectuated on the same business day due to the distribution of a Retirement and Benefit Plan maintained by the Funds’ transfer agent or one of its affiliates.

Invesco Distributors also permits certain other investors to invest in Class A shares without paying an initial charge as a result of the investor’s current or former relationship with the Invesco Funds. For additional information about such eligibility, please reference the Funds’ SAI.

In all instances, it is the purchaser’s responsibility to notify Invesco Distributors or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser as eligible to purchase Class A shares without paying an initial sales charge and to provide all necessary documentation of such facts.

It is possible that a financial intermediary may not, in accordance with its policies and procedures, be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through Invesco Distributors in order to take advantage of the waiver. The Funds may terminate or amend the terms of these sales charge waivers at any time.

Qualifying for Reduced Sales Charges and Sales Charge Exceptions
The following types of accounts qualify for reduced sales charges or sales charge exceptions under Rights of Accumulation (ROAs) and Letters of Intent (LOIs). These types of accounts are referred to as “ROA/LOI Eligible Purchasers”:

1.	an individual account owner;

2.	immediate family of the individual account owner (including the individual’s spouse or domestic partner and the individual’s children, step-children or grandchildren) as well as the individual’s parents, step-parents, the parents of the individual’s spouse or domestic partner, grandparents and siblings;

3.	a Retirement and Benefit Plan so long as the plan is established exclusively for the benefit of an individual account owner; and

4.	a Coverdell Education Savings Account (Coverdell ESA), maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual account owner or have an individual account owner named as the beneficiary thereof).

Alternatively, an Employer Sponsored Retirement and Benefit Plan or Employer Sponsored IRA may be considered a ROA eligible purchaser at the plan level, and receive a reduced applicable initial sales charge for a new purchase based on the total value of the current purchase and the value of other shares owned by the plan’s participants if:

a)	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);

b)	each transmittal is accompanied by checks or wire transfers; and

c)	if the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

Participant accounts in a retirement plan that is a ROA eligible purchaser at the plan level may not also be considered a ROA eligible purchaser for the benefit of an individual account owner.

In all instances, it is the purchaser’s responsibility to notify Invesco Distributors or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser as eligible for reduced sales charges and/or sales charge exceptions and to provide all necessary documentation of such facts in order to qualify for reduced sales charges or sales charge exceptions. For additional information on linking accounts to qualify for ROA or LOI, please see the Funds’ SAI.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to ROAs or LOIs.

Rights of Accumulation
Purchasers that qualify for ROA may combine new purchases of Class A shares of a Fund with shares of the Fund or other open-end Invesco Funds currently owned (Class A, B, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase will be based on the total of your current purchase and the value of other shares owned based on their current public offering price. The Funds’ transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a LOI, you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will generally be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested into Class A shares without an initial sales charge and Class Y and Class R redemptions may be reinvested into Class A shares without an initial sales charge or Class Y or Class R shares.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

This reinstatement privilege shall be suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the Funds’ transfer agent that you wish to do so at the time of your reinvestment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
Any shares of a Large Purchase of Class A shares redeemed prior to 18 months after the date of purchase will be subject to a CDSC of 1%.

If Invesco Distributors pays a concession to a financial intermediary in connection with a Large Purchase of Class A shares by an Employer Sponsored Retirement and Benefit Plan or Employer Sponsored IRA, the Class A shares will be subject to a 1% CDSC if all of the Employer Sponsored Retirement and Benefit Plan’s or Employer Sponsored IRA’s shares are redeemed within one year from the date of initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

A-4        The Invesco Funds

CDSCs on Class B Shares
Existing Class B shares are subject to a CDSC if you redeem during the CDSC period at the rate set forth below, unless you qualify for a CDSC exception as described in this Shareholder Account Information section of this prospectus.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are subject to a CDSC. If you redeem your shares during the first year since your purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs
Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the Employer Sponsored Retirement and Benefit Plan’s or Employer Sponsored IRA’s shares are redeemed within one year from the date of initial purchase.

CDSCs on Class C Shares of Invesco Short Term Bond Fund
While Class C shares of Invesco Short Term Bond Fund are not subject to a CDSC, if you acquired shares of Invesco Short Term Bond Fund through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.

A-5        The Invesco Funds

■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs. For additional information about such circumstances, please see the Appendix entitled “Purchase, Redemption and Pricing of Shares” in each Fund’s SAI.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold without a CDSC:

■	Class C shares of Invesco Short Term Bond Fund.

■	Class A shares of Invesco Tax-Exempt Cash Fund.

■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.

■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Summit Fund.

■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on your financial intermediary’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders on behalf of clients for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the Funds’ transfer agent,
Invesco Investment Services, Inc.
P.O. Box 219078,
Kansas City, MO 64121-9078.
	The Funds’ transfer agent does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the Funds’ transfer agent. The Funds’ transfer agent does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.
By Wire	Mail completed account application to the Funds’ transfer agent. Call the Funds’ transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the Funds’ transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the Funds’ transfer agent. Once the Funds’ transfer agent has received the form, call the Funds’ transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Funds’ transfer agent’s 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in Retirement and Benefit Plans on the internet.

*	Cash includes cash equivalents. Cash equivalents are cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. The Funds’ transfer agent reserves the right to reject, at its sole discretion, payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the Funds’ transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving

A-6        The Invesco Funds

the Funds’ transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Your financial intermediary may offer alternative dollar cost averaging programs with different requirements.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check or ACH, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at the then applicable NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check will be reinvested into the Class A shares. You should contact the Funds’ transfer agent to change your distribution option, and your request to do so must be received by the Funds’ transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and up to ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the Funds’ transfer agent must receive your request to participate, make changes, or cancel in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. The Fund may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the Funds’ transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the Funds’ transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

Your broker or financial intermediary may charge service fees for handling redemption transactions.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary.
By Mail	Send a written request to the Funds’ transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number;
■ The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and
■ Signature guarantees, if necessary (see below).
The Funds’ transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from a Retirement and Benefit Plan, you must complete the appropriate distribution form.
By Telephone	Call the Funds’ transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 15 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA by telephone. Redemptions from Retirement and Benefit Plans may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Funds’ transfer agent’s 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from Retirement and Benefit Plans may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
The Funds’ transfer agent normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order. “Good order” means that all necessary information and documentation related to the redemption request have been provided to the Funds’ transfer agent or authorized intermediary, if applicable. If your request is not in good order, the Funds’ transfer agent may require additional documentation in order to redeem your shares. If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before your redemption proceeds are sent. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual

A-7        The Invesco Funds

circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the Funds’ transfer agent.

The Funds’ transfer agent uses reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and the Funds and the Funds’ transfer agent are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (for Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, the Funds’ transfer agent will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If the Funds’ transfer agent receives your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, it will transmit payment on the next business day.

Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable. With respect to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, in the event that the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust as defined in the 1940 Act, determines that the extent of the deviation between a Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Board of Trustees has the authority to suspend redemptions of the Fund’s shares.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. The Funds’ transfer agent will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a Retirement and Benefit Plan. You can stop this plan at any time by giving ten days’ prior notice to the Funds’ transfer agent.

Check Writing
The Funds’ transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class AX shares, Class Y shares and Investor Class shares

■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for Retirement and Benefit Plans. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
The Funds’ transfer agent requires a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 15 days.

The Funds’ transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the Funds’ transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If a Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Funds (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Funds and the Adviser. The Funds and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our Web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the Funds’ transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the Funds’ transfer agent to offset amounts that would otherwise be payable by the Funds to the Funds’ transfer agent under the Funds’ transfer agency agreement with the Funds’ transfer agent. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with a Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and

A-8        The Invesco Funds

those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) Retirement and Benefit Plans, (viii) forfeiture accounts in connection with Employer Sponsored Retirement and Benefit Plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following table shows generally permitted exchanges from one Fund to another Fund (exceptions listed below under “Exchanges Not Permitted”):

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Investor Class

Class A	Class A, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Investor Class, Invesco Cash Reserve Shares

Class AX	Class A, AX, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class BX	Class B

Class C	Class C

Class CX	Class C, CX

Class R	Class R

Class RX	Class R, RX

Class Y	Class Y

Exchanges into Invesco Senior Loan Fund
Invesco Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Senior Loan Fund. Please refer to the prospectus for the Invesco Senior Loan Fund for more information, including limitations on exchanges out of Invesco Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.

■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.

■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.

■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

■	If you have physical share certificates, you must return them to the Funds’ transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, the Funds’ transfer agent will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the SAI for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Share Class Conversions
Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided that you are eligible to buy that share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. Any CDSC associated with the converting shares will be assessed immediately prior to the conversion to the new share class. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information.

Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.

Share Class Conversions Not Permitted
The following share class conversions are not permitted:

■	Conversions into or out of Class B or Class BX of the same Fund (except for automatic conversions to Class A or Class AX, respectively, of the

A-9        The Invesco Funds

same Fund, as described under “Choosing a Share Class” in this prospectus).

■	Conversions into Class A from Class A2 of the same Fund.

■	Conversions into Class A2, Class AX, Class CX, Class P, Class RX or Class S of the same Fund.

■	Conversions involving share classes of Invesco Senior Loan Fund.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

■	Modify or terminate any sales charge waivers or exceptions.

■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the Adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.

■	Discretion to reject orders.

■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Boards of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Boards of the money market funds considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.

The Boards of the money market funds do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited or non-existent.

Discretion to Reject Orders
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders. This discretion may be exercised with respect to purchase or exchange orders placed directly with the Funds’ transfer agent or through a financial intermediary.

Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus Retirement and Benefit Plans; death and disability and hardship distributions; loan transactions; transfers of assets; Retirement and Benefit Plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from Retirement and Benefit Plans.

A-10        The Invesco Funds

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where the Adviser determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

If an account is maintained by a financial intermediary whose systems are unable to apply Invesco’s purchase blocking policy, the Adviser will accept the establishment of an account only if the Adviser believes the policies and procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the financial intermediary with which you have an account to determine the specific trading restrictions that apply to you. If the Adviser identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in Fund shares will be prevented.

The purchase blocking policy does not apply to Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value

The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. The Funds value securities and assets for which market quotations are unavailable at their “fair value,” which is described below.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Adviser determines that the closing price of the security is stale or unreliable, the Adviser will value the security at its fair value.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

The Board has delegated the daily determination of fair value prices to the Adviser’s valuation committee, which acts in accordance with Board approved policies. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated. An additional intended effect is to discourage those seeking to take advantage of arbitrage opportunities resulting from “stale” prices and to mitigate the dilutive impact of any such arbitrage. However, the application of fair value pricing cannot eliminate the possibility that arbitrage opportunities will exist.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Adviser’s valuation committee will fair value the security using procedures approved by the Board.

A-11        The Invesco Funds

Short-term Securities. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. If a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time on each business day. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time on each business day. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time on each business day. A business day for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio is any day that (1) both the Federal Reserve Bank of New York and a Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
The Funds price purchase, exchange and redemption orders at the net asset value calculated after the Funds’ transfer agent or an authorized agent or its designee receives an order in good order. Any applicable sales charges are applied at the time an order is processed.

For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	A portion of income dividends paid by a Fund to you may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund

A-12        The Invesco Funds

that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.

■	The Foreign Account Tax Compliance Act (FATCA) requires the reporting to the IRS of certain direct and indirect ownership of foreign financial accounts by U.S. persons. Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by the Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale Fund shares) paid by the Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as Retirement and Benefit Plans.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in either your gross income for federal income tax purposes or your net investment income subject to the additional 3.8% Medicare tax. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such

A-13        The Invesco Funds

reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS (upon which only the fund that received the PLR can rely), the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund, Invesco International Total Return Fund and Invesco Premium Income Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s fund sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a

A-14        The Invesco Funds

financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

The Funds’ transfer agent may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds’ transfer agent at 800-959-4246 or contact your financial institution. The Funds’ transfer agent will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about each Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. Each Fund’s annual report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Each Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of each Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Balanced-Risk Retirement Now Fund Invesco Balanced-Risk Retirement 2020 Fund Invesco Balanced-Risk Retirement 2030 Fund and	Invesco Balanced-Risk Retirement 2040 Fund Invesco Balanced-Risk Retirement 2050 Fund
SEC 1940 Act file number: 811-02699

invesco.com/us IBRR-PRO-1

Prospectus	September 24, 2012
as revised February 25, 2013

Invesco Balanced-Risk Retirement Now Fund
Class: R5 (IANIX), R6 (IANFX)

Invesco Balanced-Risk Retirement 2020 Fund
Class: R5 (AFTSX), R6 (VRCFX)

Invesco Balanced-Risk Retirement 2030 Fund
Class: R5 (TNAIX), R6 (TNAFX)

Invesco Balanced-Risk Retirement 2040 Fund
Class: R5 (TNDIX), R6 (TNDFX)

Invesco Balanced-Risk Retirement 2050 Fund
Class: R5 (TNEIX), R6 (TNEFX)

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2030 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2040 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Funds:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Table of Contents

Fund Summaries	1
Invesco Balanced-Risk Retirement Now Fund	1
Invesco Balanced-Risk Retirement 2020 Fund	7
Invesco Balanced-Risk Retirement 2030 Fund	13
Invesco Balanced-Risk Retirement 2040 Fund	21
Invesco Balanced-Risk Retirement 2050 Fund	29

Investment Objective(s), Strategies, Risks and Portfolio Holdings	37
Invesco Balanced-Risk Retirement Now Fund	37
Invesco Balanced-Risk Retirement 2020 Fund	41
Invesco Balanced-Risk Retirement 2030 Fund	45
Invesco Balanced-Risk Retirement 2040 Fund	49
Invesco Balanced-Risk Retirement 2050 Fund	52
All Funds	56

Fund Management	60
The Adviser(s)	60
Adviser Compensation	60
Portfolio Managers	60

Other Information	61
Dividends and Distributions	61

Benchmark Descriptions	61

Financial Highlights	63

Hypothetical Investment and Expense Information	71

Shareholder Account Information	A-1
Suitability for Investors	A-1
Purchasing Shares	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-2
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-2
Pricing of Shares	A-3
Taxes	A-4
Payments to Financial Intermediaries-Class R5	A-6
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Growth Series

Fund Summaries

INVESCO BALANCED-RISK RETIREMENT NOW FUND

Investment Objective(s)
The Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	R5	R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	R5	R6

Management Fees	None	None

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	0.75%	0.75%

Acquired Fund Fees and Expenses	0.59	0.59

Total Annual Fund Operating Expenses[1]	1.34	1.34

Fee Waiver and/or Expense Reimbursement[2]	0.75	0.75

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59	0.59

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$60	$350	$662	$1,547

Class R6	$60	$350	$662	$1,547

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds
The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement Now Fund

Invesco Balanced-Risk Allocation Fund	60.00%

Liquid Assets Portfolio	20.00%

Premier Portfolio	20.00%

Total	100%

The Fund’s name indicates that an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of

1        Invesco Growth Series

leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%.

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the

2        Invesco Growth Series

economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

3        Invesco Growth Series

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates

4        Invesco Growth Series

between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s

5        Invesco Growth Series

regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Class R5 shares year-to-date (ended December 31, 2012): 6.46%
Best Quarter (ended September 30, 2009): 9.85%
Worst Quarter (ended December 31, 2008): -8.73%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class R5 shares: Inception (1/31/2007)
Return Before Taxes	6.42%	2.58%
Return After Taxes on Distributions	5.46	0.91
Return After Taxes on Distributions and Sale of Fund Shares	4.35	1.24

Class R6 shares[1]: Inception (9/24/2012)	6.18	2.32

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement Now Index (reflects no deduction for fees, expenses or taxes)	0.13	2.36

Lipper Mixed-Asset Target Allocation Conservative Funds Index	2.53	3.63

1	Class R6 shares’ performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and

6        Invesco Growth Series

defined benefit plan assets, or (ii) Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2020 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	R5	R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	R5	R6

Management Fees	None	None

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	0.47%	0.47%

Acquired Fund Fees and Expenses	0.85	0.85

Total Annual Fund Operating Expenses[1]	1.32	1.32

Fee Waiver and/or Expense Reimbursement[2]	0.47	0.47

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85	0.85

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$87	$372	$678	$1,549

Class R6	$87	$372	$678	$1,549

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk Retirement 2020
Underlying Funds	Fund

Invesco Balanced-Risk Allocation Fund	88.00%

Liquid Assets Portfolio	6.00%

Premier Portfolio	6.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their

7        Invesco Growth Series

money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%.

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on

8        Invesco Growth Series

market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or

9        Invesco Growth Series

other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund

10        Invesco Growth Series

and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial

11        Invesco Growth Series

services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group

12        Invesco Growth Series

benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Class R5 shares year-to-date (ended December 31, 2012): 10.08%
Best Quarter (ended June 30, 2009): 15.78%
Worst Quarter (ended December 31, 2008): -15.38%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class R5 shares: Inception (1/31/2007)
Return Before Taxes	10.04%	2.78%
Return After Taxes on Distributions	8.66	1.24
Return After Taxes on Distributions and Sale of Fund Shares	6.65	1.47

Class R6 shares[1]: Inception (9/24/2012)	9.84	2.50

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2020 Index (reflects no deduction for fees, expenses or taxes)	-0.01	1.41

Lipper Mixed-Asset Target 2020 Funds Index	-0.30	1.39

1	Class R6 shares’ performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2030 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	R5	R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	R5	R6

Management Fees	None	None

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	0.51%	0.49%

Acquired Fund Fees and Expenses	0.87	0.87

Total Annual Fund Operating Expenses[1]	1.38	1.36

Fee Waiver and/or Expense Reimbursement[2]	0.51	0.49

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87	0.87

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.

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2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$89	$387	$707	$1,613

Class R6	$89	$382	$698	$1,592

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2030 Fund

Invesco Balanced-Risk Allocation Fund	76.66%

Invesco Balanced-Risk Aggressive Allocation Fund	23.33%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%.

	20 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	32.5%	69.3%

Commodities	0.0%	42.0%	69.3%

Fixed Income	0.0%	84.2%	202.1%

Cash Equivalents	0.0%	0.0%	0.0%

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

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	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase

15        Invesco Growth Series

exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the

16        Invesco Growth Series

significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco

17        Invesco Growth Series

Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

18        Invesco Growth Series

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining

19        Invesco Growth Series

unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

20        Invesco Growth Series

Annual Total Returns

Class R5 shares year-to-date (ended December 31, 2012): 10.86%
Best Quarter (ended June 30, 2009): 20.31%
Worst Quarter (ended December 31, 2008): -19.57%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class R5 shares: Inception (1/31/2007)
Return Before Taxes	10.37%	1.62%
Return After Taxes on Distributions	9.25	0.24
Return After Taxes on Distributions and Sale of Fund Shares	6.76	0.58

Class R6 shares[1]: Inception (9/24/2012)	10.16	1.36

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2030 Index (reflects no deduction for fees, expenses or taxes)	-0.01	-0.43

Lipper Mixed-Asset Target 2030 Funds Index	-2.49	-0.29

1	Class R6 shares’ performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2040 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	R5	R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	R5	R6

Management Fees	None	None

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	1.02%	1.02%

Acquired Fund Fees and Expenses	0.98	0.98

Total Annual Fund Operating Expenses[1]	2.00	2.00

Fee Waiver and/or Expense Reimbursement[2]	1.02	1.02

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98	0.98

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

21        Invesco Growth Series

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$100	$529	$983	$2,245

Class R6	$100	$529	$983	$2,245

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2040 Fund

Invesco Balanced-Risk Allocation Fund	43.33%

Invesco Balanced-Risk Aggressive Allocation Fund	56.66%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%.

	30 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	37.2%	79.2%

Commodities	0.0%	48.0%	79.2%

Fixed Income	0.0%	96.3%	231.0%

Cash Equivalents	0.0%	0.0%	0.0%

	20 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	32.5%	69.3%

Commodities	0.0%	42.0%	69.3%

Fixed Income	0.0%	84.2%	202.1%

Cash Equivalents	0.0%	0.0%	0.0%

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

22        Invesco Growth Series

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase

23        Invesco Growth Series

exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the

24        Invesco Growth Series

significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco

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Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

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Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining

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unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

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Annual Total Returns

Class R5 shares year-to-date (ended December 31, 2012): 10.69%
Best Quarter (ended June 30, 2009): 22.18%
Worst Quarter (ended December 31, 2008): -21.31%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class R5 shares: Inception (1/31/2007)
Return Before Taxes	10.52%	0.96%
Return After Taxes on Distributions	8.81	-0.59
Return After Taxes on Distributions and Sale of Fund Shares	6.82	-0.07

Class R6 shares[1]: Inception (9/24/2012)	10.30	0.73

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2040 (reflects no deduction for fees, expenses or taxes)	-0.01	-1.31

Lipper Mixed-Asset Target 2040 Funds Index	-3.85	-1.09

1	Class R6 shares’ performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

INVESCO BALANCED-RISK RETIREMENT 2050 FUND

Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	R5	R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	R5	R6

Management Fees	None	None

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	2.36%	2.36%

Acquired Fund Fees and Expenses	1.11	1.11

Total Annual Fund Operating Expenses[1]	3.47	3.47

Fee Waiver and/or Expense Reimbursement[2]	2.36	2.36

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11	1.11

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

29        Invesco Growth Series

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$113	$845	$1,600	$3,590

Class R6	$113	$845	$1,600	$3,590

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund and the Underlying Funds

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2050 Fund

Invesco Balanced-Risk Allocation Fund	10.00%

Invesco Balanced-Risk Aggressive Allocation Fund	90.00%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

The following table lists the expected market exposure through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced- Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%.

	40 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	42.3%	90.0%

Commodities	0.0%	54.5%	90.0%

Fixed Income	0.0%	109.4%	263.0%

Cash Equivalents	0.0%	0.0%	0.0%

	30 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	37.2%	79.2%

Commodities	0.0%	48.0%	79.2%

Fixed Income	0.0%	96.3%	231.0%

Cash Equivalents	0.0%	0.0%	0.0%

	20 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	32.5%	69.3%

Commodities	0.0%	42.0%	69.3%

Fixed Income	0.0%	84.2%	202.1%

Cash Equivalents	0.0%	0.0%	0.0%

	10 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	28.2%	60.0%

Commodities	0.0%	36.4%	60.0%

Fixed Income	0.0%	72.9%	175.0%

Cash Equivalents	0.0%	0.0%	0.0%

30        Invesco Growth Series

	5 Years From Retirement
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	22.5%	48.0%

Commodities	0.0%	29.1%	48.0%

Fixed Income	0.0%	58.3%	140.0%

Cash Equivalents	20.0%	20.0%	20.0%

	At Retirement Date
		Strategic
	Minimum	Allocation	Maximum

Equities	0.0%	16.9%	36.0%

Commodities	0.0%	21.8%	36.0%

Fixed Income	0.0%	43.7%	105.0%

Cash Equivalents	40.0%	40.0%	40.0%

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions

31        Invesco Growth Series

accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more

32        Invesco Growth Series

exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-

33        Invesco Growth Series

linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier

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Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded

35        Invesco Growth Series

funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities

36        Invesco Growth Series

market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Class R5 shares year-to-date (ended December 31, 2012): 10.80%
Best Quarter (ended June 30, 2009): 23.30%
Worst Quarter (ended December 31, 2008): -22.35%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	Since
	Year	Inception

Class R5 shares: Inception (1/31/2007)
Return Before Taxes	10.50%	0.45%
Return After Taxes on Distributions	9.53	-0.92
Return After Taxes on Distributions and Sale of Fund Shares	6.81	-0.39

Class R6 shares[1]: Inception (9/24/2012)	10.16	0.23

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.56

Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)	4.67	2.71

Custom Balanced-Risk Retirement 2050 Index (reflects no deduction for fees, expenses or taxes)	-0.01	-1.96

Lipper Mixed-Asset Target 2050+ Funds Classification Average	-4.09	-1.25

1	Class R6 shares’ performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2009

Chris Devine	Portfolio Manager	2009

Scott Hixon	Portfolio Manager	2009

Christian Ulrich	Portfolio Manager	2009

Scott Wolle	Portfolio Manager	2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Invesco Balanced-Risk Retirement Now Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund and two affiliated money market funds according to a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. The Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund, as an underlying fund, could lose more than originally invested in the derivative.

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For more information on Invesco Balanced-Risk Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds—Invesco Balanced-Risk Allocation Fund.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because a certain underlying fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more

38        Invesco Growth Series

than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

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Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held

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directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund’s ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Invesco Balanced-Risk Allocation Fund’s SAI.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2020 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2020. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2020. The Fund has an approximate target asset allocation of 88% in Invesco Balanced-Risk Allocation Fund and 12% in two affiliated money market funds (6% in Liquid Assets Portfolio and 6% in the Premier Portfolio), as of February 25, 2013.

The Fund invested approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund began transitioning from an accumulation strategy to a real return strategy. The Fund began moving to cash in September 2010. This occurs by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund, as an underlying fund, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds—Invesco Balanced-Risk Aggressive Allocation Fund.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

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Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because a certain underlying fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain

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exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Credit Exposure Risk. U.S. dollar denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower

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than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance

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tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund’s ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Invesco Balanced-Risk Allocation Fund’s SAI.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2030 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2030. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2030. The Fund has an approximate target asset allocation of 76.66% in Invesco Balanced-Risk Allocation Fund and 23.33% in Invesco Balanced-Risk Aggressive Allocation Fund, as of February 25, 2013.

The Fund will invest approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Aggressive Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund will begin transitioning from an accumulation strategy to a real return strategy by eliminating investments in Invesco Balanced-Risk Aggressive Allocation Fund in favor of investments in the two money market funds. For example, Invesco Balanced-Risk Retirement 2040 Fund will begin moving to cash in the year 2030. This will occur by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as underlying funds, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be

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subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying funds’ is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for

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hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest

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rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

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Invesco Balanced-Risk Retirement 2040 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2040. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2040. The Fund has an approximate target asset allocation of 43.33% in Invesco Balanced-Risk Allocation Fund and 56.66% in Invesco Balanced-Risk Aggressive Allocation Fund, as of February 25, 2013.

The Fund will invest approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Aggressive Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund will begin transitioning from an accumulation strategy to a real return strategy by eliminating investments in Invesco Balanced-Risk Aggressive Allocation Fund in favor of investments in the two money market funds. For example, Invesco Balanced-Risk Retirement 2040 Fund will begin moving to cash in the year 2030. This will occur by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

The Fund’s investment in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as underlying funds, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund,

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significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying funds’ is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/

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emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

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Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Invesco Balanced-Risk Retirement 2050 Fund

Objective(s) and Strategies
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The portfolio managers allocate the Fund’s assets among Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation and two affiliated money market funds according to a strategy designed to minimize volatility and provide total return and capital loss protection. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis.

The Fund is designed for investors whose target retirement date is in or about the year 2050. The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s final target allocation and the resulting real return and capital preservation objectives, the Fund is designed for investors that expect to need all or most of their money in the Fund at the target date and for investors who plan to withdraw the value of their account in the Fund gradually after retirement, in or about the year 2050. The Fund has an approximate target asset allocation of 10% in Invesco Balanced-Risk Allocation Fund and 90% in Invesco Balanced-Risk Aggressive Allocation Fund, as of February 25, 2013.

The Fund will invest approximately 100% of its assets in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Aggressive Allocation Fund until approximately 10 years prior to the Fund’s target retirement date, at which time the Fund will begin transitioning from an accumulation strategy to a real return strategy by eliminating investments in Invesco Balanced-Risk Aggressive Allocation Fund in favor of investments in the two money market funds. For example, Invesco Balanced-Risk Retirement 2040 Fund will begin moving to cash in the year 2030. This will occur by gradually reducing the allocation to Invesco Balanced-Risk Allocation Fund and increasing the allocation to cash on a quarterly basis until the Fund reaches its target retirement date. This reflects a need to reduce exposure to market risk, minimize volatility and protect accumulated wealth as investors approach their target retirement dates. Once the Fund reaches its target retirement date, the Fund’s asset allocation is anticipated to become a static allocation similar to that of Invesco Balanced-Risk Retirement Now Fund. At the target retirement date, the Fund will follow a real return strategy designed to protect against the loss of capital, inflation risk and longevity risk—the risk that investors outlive their retirement savings. Invesco Balanced-Risk Retirement Now Fund has an approximate target asset allocation of 60% in Invesco Balanced-Risk Allocation Fund and 40% in two affiliated money market funds (20% in the Liquid Assets Portfolio and 20% in the Premier Portfolio), as of February 25, 2013.

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The Fund’s investment in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund provides exposure to U.S. and international fixed income, equity and commodity markets through derivatives and other financially-linked instruments. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Economic leverage, which occurs through the use of derivatives, tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in a fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. This means that Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, as underlying funds, could lose more than originally invested in the derivative. For more information on Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, see “Investment Objectives and Strategies of the Underlying Funds.”

An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Risks
The principal risks of investing in the underlying funds, and therefore the Fund are:

CFTC Regulation Risk. The CFTC has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying funds’ is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks.

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Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

■	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.

■	Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

■	Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

■	Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

■	Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.

■	Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

■	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

■	Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the underlying fund may invest are leveraged. The more the underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The

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value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary,

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constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

All Funds
Each Fund is a “fund of funds” and invests its assets in underlying funds rather than directly in individual securities. The underlying funds in which the Funds invest are mutual funds advised by Invesco Advisers, Inc. (the Adviser or Invesco). The Funds and the underlying funds in which they invest are part of the same group of investment companies. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd.

Each Fund is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

The Adviser monitors the selection of underlying funds to ensure that they continue to conform to expectations and will periodically rebalance a Fund’s investments in the underlying funds to keep them within their target weightings. The Adviser may change a Fund’s asset class allocations, underlying funds or target weightings in the underlying funds without shareholder approval. Each Fund currently expects to hold between one and three underlying funds.

Each Fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the Adviser. Each Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions. The amount of cash held by a Fund may increase if the Fund takes a temporary defensive position. A Fund may take a temporary defensive position when it receives unusually large redemption requests or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect a Fund’s investment results in a period of rising market prices; conversely, it could reduce the magnitude of a Fund’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, a Fund may not achieve its investment objective.

Once the asset allocation of each of Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (each, a target date Fund) has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining each such target date Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the target date Fund’s shareholders. Such a combination will result in the shareholders of the target date Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than their target date Fund. The Adviser expects such a combination to generally occur during the year of each Fund’s target retirement date, as indicated in its name. The Board of Trustees of the target date Funds can vote on whether to approve these combinations without shareholder approval, although shareholders will be provided with advance notice in writing of any combination affecting their target date Funds.

The following table is intended to help investors select an appropriate Fund in which to invest, based upon their target retirement date.

Target Retirement Date	Fund

Retire before 2014	Invesco Balanced-Risk Retirement Now Fund

2015—2024	Invesco Balanced-Risk Retirement 2020 Fund

2025—2034	Invesco Balanced-Risk Retirement 2030 Fund

2035—2044	Invesco Balanced-Risk Retirement 2040 Fund

2045—2054	Invesco Balanced-Risk Retirement 2050 Fund

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant

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use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

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Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Invesco Balanced-Risk Aggressive Allocation Fund (Not an underlying Fund of Invesco Balanced-Risk Retirement Now Fund and Invesco Balanced-Risk Retirement 2020 Fund).
Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments.

The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the fund.

Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers

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assess the impact of historic price movements for the asset classes and investments on likely future returns.

The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term duration. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in exchange-traded funds (ETFs), commodity futures and swaps, exchange-traded notes (ETNs) and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

Invesco Balanced-Risk Aggressive Allocation Fund invests, under normal circumstances, in derivatives that provide exposure to issuers located in at least three different countries, including the U.S. Invesco Balanced-Risk Aggressive Allocation Fund will invest, under normal circumstances, at least 40% of its net assets in derivatives that provide exposure to issuers outside the United States.

Invesco Balanced-Risk Aggressive Allocation Fund will invest up to 25% of its total assets in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its total assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and

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liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco serves as each Fund’s investment adviser. The Adviser manages the investment operations of each Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of each Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Pending Litigation. There is no material litigation affecting the Funds. Detailed information concerning other pending litigation can be found in the SAI.

Adviser Compensation
The Adviser does not receive a management fee from the Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreements of each Fund is available in each Fund’s most recent semi-annual report to shareholders for the six-month period ended June 30.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio:

■	Mark Ahnrud, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Chris Devine, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1998.

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■	Scott Hixon, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1994.

■	Christian Ulrich, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2000.

■	Scott Wolle, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1999.

The portfolio managers are assisted by Invesco’s Global Asset Allocation Team, which is comprised of portfolio managers and research analysts. Members of the team may change from time to time.

All Funds
More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Funds’ SAI provides additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

Other Information

Dividends and Distributions
Invesco Balanced-Risk Retirement Now Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2020 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2030 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2040 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Invesco Balanced-Risk Retirement 2050 Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends
Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly.

Invesco Balanced-Risk Retirement 2020 Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Retirement 2030 Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Retirement 2040 Fund generally declares and pays dividends from net investment income, if any, annually.

Invesco Balanced-Risk Retirement 2050 Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
Invesco Balanced-Risk Retirement Now Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2020 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2030 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2040 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Invesco Balanced-Risk Retirement 2050 Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

The Custom Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2020 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2030 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2040 Fund. The index is composed of the MSCI World Index and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2050 Fund. The index is composed of the MSCI World Index

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and the Barclays U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

The Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index.

The Custom Balanced-Risk Retirement Now Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement Now Fund. The index is composed of the MSCI World Index, the Barclays U.S. Aggregate Index and the three-month U.S. Treasury bill. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objectives of the Fund.

Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.

Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.

Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.

Lipper Mixed-Asset Target 2050+ Funds Classification Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category. For those funds where the new Lipper index has less than a 5-year history, the classification average will be used until the Lipper index has sufficient history.

Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

62        Invesco Growth Series

Financial Highlights

The financial highlights show each Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of each Fund or any of its share classes. The financial highlights tables are intended to help you understand each Fund’s financial performance. The returns shown are those of each Fund’s Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares. Class R6 shares had not commenced operations prior to the Funds’ most recent fiscal period. Certain information reflects financial results for a single Fund share. Only Class R5 and Class R6 are offered in this prospectus.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The six-month period ended June 30, 2012, was unaudited. Information prior to June 30, 2012 has been audited by PricewaterhouseCoopers LLC, whose report, along with a Fund’s financial statements, is included in each Fund’s annual report, which is available upon request.

Invesco Balanced-Risk Retirement Now Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.84	$(0.01)	$0.26	$0.25	$(0.02)	$—	$(0.02)	$9.07	2.80%	$12,544	0.25	%(e)	0.95	%(e)	(0.19	)%(e)	3%
Year ended 12/31/11	8.58	0.17	0.35	0.52	(0.14)	(0.12)	(0.26)	8.84	6.18	10,150	0.25		1.09		1.95		15
Year ended 12/31/10	8.23	0.37	0.26	0.63	(0.28)	—	(0.28)	8.58	7.74	2,488	0.25		3.45		4.35		67
Year ended 12/31/09	7.59	0.47	0.61	1.08	(0.44)	—	(0.44)	8.23	14.53	1,399	0.27		10.47		5.93		155
Year ended 12/31/08	9.78	0.43	(2.08)	(1.65)	(0.51)	(0.03)	(0.54)	7.59	(17.45)	942	0.31		11.88		4.89		36
Year ended 12/31/07(f)	10.02	0.41	(0.07)	0.34	(0.54)	(0.04)	(0.58)	9.78	3.47	807	0.41	(g)	28.75	(g)	4.41	(g)	27

Class AX
Six months ended 06/30/12	8.83	(0.01)	0.26	0.25	(0.02)	—	(0.02)	9.06	2.80	19,413	0.25	(e)	0.95	(e)	(0.19	)(e)	3
Year ended 12/31/11	8.58	0.17	0.34	0.51	(0.14)	(0.12)	(0.26)	8.83	6.06	20,371	0.25		1.09		1.95		15
Year ended 12/31/10(f)	8.30	0.22	0.32	0.54	(0.26)	—	(0.26)	8.58	6.53	12,929	0.25	(g)	1.24	(g)	4.35	(g)	67

Class B
Six months ended 06/30/12	8.77	(0.04)	0.25	0.21	(0.00)	—	(0.00)	8.98	2.40	716	1.00	(e)	1.70	(e)	(0.94	)(e)	3
Year ended 12/31/11	8.56	0.11	0.33	0.44	(0.11)	(0.12)	(0.23)	8.77	5.19	812	1.00		1.84		1.20		15
Year ended 12/31/10	8.24	0.30	0.27	0.57	(0.25)	—	(0.25)	8.56	6.95	301	1.00		4.20		3.60		67
Year ended 12/31/09	7.60	0.41	0.61	1.02	(0.38)	—	(0.38)	8.24	13.66	374	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.37	(2.09)	(1.72)	(0.44)	(0.03)	(0.47)	7.60	(18.05)	346	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	309	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C
Six months ended 06/30/12	8.78	(0.04)	0.25	0.21	(0.00)	—	(0.00)	8.99	2.39	3,633	1.00	(e)	1.70	(e)	(0.94	)(e)	3
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	2,416	1.00		1.84		1.20		15
Year ended 12/31/10	8.23	0.31	0.27	0.58	(0.25)	—	(0.25)	8.56	7.08	874	1.00		4.20		3.60		67
Year ended 12/31/09	7.59	0.41	0.61	1.02	(0.38)	—	(0.38)	8.23	13.67	277	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.36	(2.09)	(1.73)	(0.44)	(0.03)	(0.47)	7.59	(18.15)	174	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	75	1.16	(g)	29.50	(g)	3.66	(g)	27

Class CX
Six months ended 06/30/12	8.78	(0.04)	0.24	0.20	(0.00)	—	(0.00)	8.98	2.40	4,727	1.00	(e)	1.70	(e)	(0.94	)(e)	3
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	4,891	1.00		1.84		1.20		15
Year ended 12/31/10(f)	8.30	0.18	0.32	0.50	(0.24)	—	(0.24)	8.56	6.08	2,905	1.00	(g)	1.99	(g)	3.60	(g)	67

Class R
Six months ended 06/30/12	8.82	(0.02)	0.26	0.24	(0.01)	—	(0.01)	9.05	2.74	1,745	0.50	(e)	1.20	(e)	(0.44	)(e)	3
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.81	1,774	0.50		1.34		1.70		15
Year ended 12/31/10	8.24	0.35	0.26	0.61	(0.27)	—	(0.27)	8.58	7.47	750	0.50		3.70		4.10		67
Year ended 12/31/09	7.59	0.45	0.62	1.07	(0.42)	—	(0.42)	8.24	14.38	371	0.52		10.72		5.68		155
Year ended 12/31/08	9.78	0.40	(2.07)	(1.67)	(0.49)	(0.03)	(0.52)	7.59	(17.66)	107	0.56		12.13		4.64		36
Year ended 12/31/07(f)	10.02	0.39	(0.07)	0.32	(0.52)	(0.04)	(0.56)	9.78	3.21	53	0.66	(g)	29.00	(g)	4.16	(g)	27

Class RX
Six months ended 06/30/12	8.82	(0.02)	0.25	0.23	(0.01)	—	(0.01)	9.04	2.63	506	0.50	(e)	1.20	(e)	(0.44	)(e)	3
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.82	467	0.50		1.34		1.70		15
Year ended 12/31/10(f)	8.31	0.20	0.32	0.52	(0.25)	—	(0.25)	8.58	6.34	17	0.50	(g)	1.49	(g)	4.10	(g)	67

Class Y
Six months ended 06/30/12	8.86	0.00	0.26	0.26	(0.02)	—	(0.02)	9.10	2.97	527	0.00	(e)	0.70	(e)	0.06	(e)	3
Year ended 12/31/11	8.60	0.20	0.34	0.54	(0.16)	(0.12)	(0.28)	8.86	6.30	305	0.00		0.84		2.20		15
Year ended 12/31/10	8.23	0.39	0.27	0.66	(0.29)	—	(0.29)	8.60	8.13	136	0.00		3.20		4.60		67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	18	0.02		10.22		6.18		155
Year ended 12/31/08(f)	8.30	0.10	(0.67)	(0.57)	(0.14)	—	(0.14)	7.59	(6.86)	9	0.02	(g)	19.09	(g)	5.18	(g)	36

63        Invesco Growth Series

											Ratio of	Ratio of
			Net gains								expenses	expenses
			(losses)								to average	to average net	Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets	assets without	investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers	fee waivers	income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense	and/or expense	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)	reimbursements	net assets	turnover(d)

Class R5
Six months ended 06/30/12	8.86	0.00	0.25	0.25	(0.02)	—	(0.02)	9.09	2.86	2,386	0.00 (e)	0.65 (e)	0.06 (e)	3
Year ended 12/31/11	8.59	0.20	0.35	0.55	(0.16)	(0.12)	(0.28)	8.86	6.42	26	0.00	0.75	2.20	15
Year ended 12/31/10	8.23	0.39	0.26	0.65	(0.29)	—	(0.29)	8.59	8.00	13	0.00	2.93	4.60	67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	49	0.02	9.92	6.18	155
Year ended 12/31/08	9.78	0.46	(2.09)	(1.63)	(0.53)	(0.03)	(0.56)	7.59	(17.23)	43	0.06	11.41	5.14	36
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.56)	(0.04)	(0.60)	9.78	3.74	52	0.16 (g)	28.35 (g)	4.66 (g)	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.59%, 0.59%, 0.55%, 0.63%, 0.65% and 0.68% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $11,849, $19,960, $787, $3,028, $4,823, $1,852, $507, $418 and $2,053 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

64        Invesco Growth Series

Invesco Balanced-Risk Retirement 2020 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$9.05	$(0.01)	$0.41	$0.40	$—	$—	$—	$9.45	4.42%	$34,704	0.25	%(e)	0.75	%(e)	(0.24	)%(e)	2%
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	26,420	0.25		0.80		2.59		15
Year ended 12/31/10	7.97	0.55	0.49	1.04	(0.44)	(0.01)	(0.45)	8.56	13.11	17,933	0.25		1.13		6.61		57
Year ended 12/31/09	6.93	0.62	0.94	1.56	(0.52)	—	(0.52)	7.97	22.49	11,371	0.30		2.08		8.23		185
Year ended 12/31/08	9.96	0.39	(3.13)	(2.74)	(0.25)	(0.04)	(0.29)	6.93	(27.53)	5,899	0.38		3.48		4.54		30
Year ended 12/31/07(f)	10.02	0.41	(0.17)	0.24	(0.25)	(0.05)	(0.30)	9.96	2.38	2,711	0.50	(g)	10.04	(g)	4.33	(g)	37

Class AX
Six months ended 06/30/12	9.05	(0.01)	0.41	0.40	—	—	—	9.45	4.42	14,871	0.25	(e)	0.75	(e)	(0.24	)(e)	2
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	15,291	0.25		0.80		2.59		15
Year ended 12/31/10(f)	8.14	0.33	0.54	0.87	(0.44)	(0.01)	(0.45)	8.56	10.75	21,136	0.25	(g)	0.73	(g)	6.61	(g)	57

Class B
Six months ended 06/30/12	8.97	(0.05)	0.40	0.35	—	—	—	9.32	3.90	3,291	1.00	(e)	1.50	(e)	(0.99	)(e)	2
Year ended 12/31/11	8.49	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.97	9.04	3,163	1.00		1.55		1.84		15
Year ended 12/31/10	7.91	0.49	0.48	0.97	(0.38)	(0.01)	(0.39)	8.49	12.30	2,899	1.00		1.88		5.86		57
Year ended 12/31/09	6.90	0.56	0.92	1.48	(0.47)	—	(0.47)	7.91	21.45	1,997	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.10)	(2.78)	(0.20)	(0.04)	(0.24)	6.90	(28.01)	1,431	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	940	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C
Six months ended 06/30/12	8.95	(0.05)	0.41	0.36	—	—	—	9.31	4.02	7,761	1.00	(e)	1.50	(e)	(0.99	)(e)	2
Year ended 12/31/11	8.47	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.95	9.06	5,322	1.00		1.55		1.84		15
Year ended 12/31/10	7.90	0.49	0.47	0.96	(0.38)	(0.01)	(0.39)	8.47	12.19	3,966	1.00		1.88		5.86		57
Year ended 12/31/09	6.88	0.56	0.93	1.49	(0.47)	—	(0.47)	7.90	21.66	2,125	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.12)	(2.80)	(0.20)	(0.04)	(0.24)	6.88	(28.21)	852	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	593	1.25	(g)	10.79	(g)	3.58	(g)	37

Class CX
Six months ended 06/30/12	8.95	(0.05)	0.41	0.36	—	—	—	9.31	4.02	3,725	1.00	(e)	1.50	(e)	(0.99	)(e)	2
Year ended 12/31/11	8.48	0.16	0.60	0.76	(0.17)	(0.12)	(0.29)	8.95	8.93	3,862	1.00		1.55		1.84		15
Year ended 12/31/10(f)	8.04	0.29	0.54	0.83	(0.38)	(0.01)	(0.39)	8.48	10.37	4,543	1.00	(g)	1.48	(g)	5.86	(g)	57

Class R
Six months ended 06/30/12	9.02	(0.02)	0.41	0.39	—	—	—	9.41	4.32	8,101	0.50	(e)	1.00	(e)	(0.49	)(e)	2
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	5,930	0.50		1.05		2.34		15
Year ended 12/31/10	7.95	0.53	0.49	1.02	(0.42)	(0.01)	(0.43)	8.54	12.90	5,214	0.50		1.38		6.36		57
Year ended 12/31/09	6.92	0.61	0.92	1.53	(0.50)	—	(0.50)	7.95	22.15	2,542	0.55		2.33		7.98		185
Year ended 12/31/08	9.95	0.38	(3.14)	(2.76)	(0.23)	(0.04)	(0.27)	6.92	(27.72)	974	0.63		3.73		4.29		30
Year ended 12/31/07(f)	10.02	0.38	(0.16)	0.22	(0.24)	(0.05)	(0.29)	9.95	2.19	679	0.75	(g)	10.29	(g)	4.08	(g)	37

Class RX
Six months ended 06/30/12	9.02	(0.02)	0.41	0.39	—	—	—	9.41	4.32	1,556	0.50	(e)	1.00	(e)	(0.49	)(e)	2
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	1,443	0.50		1.05		2.34		15
Year ended 12/31/10(f)	8.11	0.32	0.54	0.86	(0.42)	(0.01)	(0.43)	8.54	10.67	1,328	0.50	(g)	0.98	(g)	6.36	(g)	57

Class Y
Six months ended 06/30/12	9.06	0.00	0.40	0.40	—	—	—	9.46	4.41	3,658	0.00	(e)	0.50	(e)	0.01	(e)	2
Year ended 12/31/11	8.57	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.06	10.08	395	0.00		0.55		2.84		15
Year ended 12/31/10	7.97	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.57	13.52	133	0.00		0.88		6.86		57
Year ended 12/31/09	6.93	0.63	0.94	1.57	(0.53)	—	(0.53)	7.97	22.70	16	0.05		1.83		8.48		185
Year ended 12/31/08(f)	8.21	0.08	(1.07)	(0.99)	(0.25)	(0.04)	(0.29)	6.93	(12.03)	50	0.08	(g)	4.83	(g)	4.84	(g)	30

Class R5
Six months ended 06/30/12	9.09	0.00	0.41	0.41	—	—	—	9.50	4.51	5,139	0.00	(e)	0.42	(e)	0.01	(e)	2
Year ended 12/31/11	8.60	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.09	10.04	12	0.00		0.47		2.84		15
Year ended 12/31/10	8.00	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.60	13.47	12	0.00		0.72		6.86		57
Year ended 12/31/09	6.95	0.64	0.94	1.58	(0.53)	—	(0.53)	8.00	22.79	11	0.07		1.68		8.46		185
Year ended 12/31/08	9.99	0.42	(3.16)	(2.74)	(0.26)	(0.04)	(0.30)	6.95	(27.41)	9	0.13		2.98		4.79		30
Year ended 12/31/07(f)	10.02	0.43	(0.15)	0.28	(0.26)	(0.05)	(0.31)	9.99	2.80	12	0.25	(g)	9.67	(g)	4.58	(g)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.85%, 0.85%, 0.79%, 0.74%, 0.74% and 0.78% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $31,227, $15,399, $3,377, $6,762, $3,815, $7,238, $1,531, $1,983 and $4,446 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

65        Invesco Growth Series

Invesco Balanced-Risk Retirement 2030 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.72	$(0.01)	$0.41	$0.40	$—	$—	$—	$9.12	4.59%	$31,944	0.25	%(e)	0.78	%(e)	(0.25	)%(e)	0%
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	22,508	0.25		0.95		2.89		9
Year ended 12/31/10	7.58	0.53	0.45	0.98	(0.42)	—	(0.42)	8.14	13.06	13,983	0.25		1.32		6.63		32
Year ended 12/31/09	6.33	0.57	1.12	1.69	(0.44)	—	(0.44)	7.58	26.76	8,346	0.33		2.40		8.05		201
Year ended 12/31/08	9.89	0.29	(3.62)	(3.33)	(0.18)	(0.05)	(0.23)	6.33	(33.64)	3,088	0.40		4.07		3.50		17
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.28)	(0.05)	(0.33)	9.89	2.00	1,577	0.50	(g)	13.53	(g)	3.60	(g)	31

Class AX
Six months ended 06/30/12	8.72	(0.01)	0.42	0.41	—	—	—	9.13	4.70	10,377	0.25	(e)	0.78	(e)	(0.25	)(e)	0
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	10,834	0.25		0.95		2.89		9
Year ended 12/31/10(f)	7.73	0.32	0.51	0.83	(0.42)	—	(0.42)	8.14	10.86	13,388	0.25	(g)	0.92	(g)	6.63	(g)	32

Class B
Six months ended 06/30/12	8.65	(0.04)	0.41	0.37	—	—	—	9.02	4.28	3,459	1.00	(e)	1.53	(e)	(1.00	)(e)	0
Year ended 12/31/11	8.08	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.65	9.36	3,068	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.44	0.90	(0.36)	—	(0.36)	8.08	12.08	3,223	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.51	1.12	1.63	(0.40)	—	(0.40)	7.54	25.86	2,424	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.22	(3.59)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	1,386	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.42	756	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C
Six months ended 06/30/12	8.64	(0.04)	0.41	0.37	—	—	—	9.01	4.28	8,432	1.00	(e)	1.53	(e)	(1.00	)(e)	0
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	6,107	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.43	0.89	(0.36)	—	(0.36)	8.07	11.95	3,550	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.52	1.11	1.63	(0.40)	—	(0.40)	7.54	25.86	2,164	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.23	(3.60)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	938	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.425	729	1.25	(g)	14.28	(g)	2.85	(g)	31

Class CX
Six months ended 06/30/12	8.64	(0.04)	0.41	0.37	—	—	—	9.01	4.28	1,934	1.00	(e)	1.53	(e)	(1.00	)(e)	0
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	1,883	1.00		1.70		2.14		9
Year ended 12/31/10(f)	7.65	0.28	0.50	0.78	(0.36)	—	(0.36)	8.07	10.34	2,989	1.00	(g)	1.67	(g)	5.88	(g)	32

Class R
Six months ended 06/30/12	8.68	(0.02)	0.41	0.39	—	—	—	9.07	4.49	9,344	0.50	(e)	1.03	(e)	(0.50	)(e)	0
Year ended 12/31/11	8.11	0.22	0.57	0.79	(0.21)	(0.01)	(0.22)	8.68	9.83	7,636	0.50		1.20		2.64		9
Year ended 12/31/10	7.56	0.51	0.44	0.95	(0.40)	—	(0.40)	8.11	12.71	6,707	0.50		1.57		6.38		32
Year ended 12/31/09	6.31	0.56	1.12	1.68	(0.43)	—	(0.43)	7.56	26.64	3,934	0.58		2.65		7.80		201
Year ended 12/31/08	9.88	0.26	(3.61)	(3.35)	(0.17)	(0.05)	(0.22)	6.31	(33.92)	1,534	0.65		4.32		3.25		17
Year ended 12/31/07(f)	10.02	0.32	(0.15)	0.17	(0.26)	(0.05)	(0.31)	9.88	1.78	396	0.75	(g)	13.78	(g)	3.35	(g)	31

Class RX
Six months ended 06/30/12	8.68	(0.02)	0.41	0.39	—	—	—	9.07	4.49	994	0.50	(e)	1.03	(e)	(0.50	)(e)	0
Year ended 12/31/11	8.10	0.22	0.58	0.80	(0.21)	(0.01)	(0.22)	8.68	9.97	848	0.50		1.20		2.64		9
Year ended 12/31/10(f)	7.69	0.30	0.51	0.81	(0.40)	—	(0.40)	8.10	10.68	696	0.50	(g)	1.17	(g)	6.38	(g)	32

Class Y
Six months ended 06/30/12	8.73	0.00	0.42	0.42	—	—	—	9.15	4.81	2,772	0.00	(e)	0.53	(e)	0.00	(e)	0
Year ended 12/31/11	8.15	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.73	10.40	2,403	0.00		0.70		3.14		9
Year ended 12/31/10	7.59	0.55	0.45	1.00	(0.44)	—	(0.44)	8.15	13.30	1,112	0.00		1.07		6.88		32
Year ended 12/31/09	6.33	0.60	1.12	1.72	(0.46)	—	(0.46)	7.59	27.13	221	0.08		2.15		8.30		201
Year ended 12/31/08(f)	7.77	0.06	(1.26)	(1.20)	(0.19)	(0.05)	(0.24)	6.33	(15.49)	50	0.11	(g)	5.07	(g)	3.79	(g)	17

Class R5
Six months ended 06/30/12	8.75	0.00	0.42	0.42	—	—	—	9.17	4.80	13,483	0.00	(e)	0.43	(e)	0.00	(e)	0
Year ended 12/31/11	8.17	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.75	10.37	12	0.00		0.51		3.14		9
Year ended 12/31/10	7.60	0.55	0.46	1.01	(0.44)	—	(0.44)	8.17	13.43	18	0.00		0.91		6.88		32
Year ended 12/31/09	6.34	0.58	1.14	1.72	(0.46)	—	(0.46)	7.60	27.10	10	0.09		1.90		8.29		201
Year ended 12/31/08	9.90	0.32	(3.63)	(3.31)	(0.20)	(0.05)	(0.25)	6.34	(33.46)	8	0.15		3.50		3.75		17
Year ended 12/31/07(f)	10.02	0.37	(0.15)	0.22	(0.29)	(0.05)	(0.34)	9.90	2.23	12	0.25	(g)	13.07	(g)	3.85	(g)	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.87%, 0.79%, 0.78%, 0.76% and 0.80% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $27,390, $10,786, $3,331, $7,572, $1,931, $8,583, $930, $2,575 and $9,353 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

66        Invesco Growth Series

Invesco Balanced-Risk Retirement 2040 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.23	$(0.01)	$0.39	$0.38	$—	$—	$—	$8.61	4.62%	$20,707	0.25	%(e)	1.13	%(e)	(0.25	)%(e)	0%
Year ended 12/31/11	7.79	0.23	0.57	0.80	(0.36)	—	(0.36)	8.23	10.30	13,484	0.25		1.52		2.88		14
Year ended 12/31/10	7.36	0.53	0.42	0.95	(0.25)	(0.27)	(0.52)	7.79	13.03	8,727	0.25		1.94		6.79		26
Year ended 12/31/09	6.09	0.53	1.15	1.68	(0.41)	—	(0.41)	7.36	27.59	4,605	0.33		4.14		7.69		214
Year ended 12/31/08	9.83	0.23	(3.78)	(3.55)	(0.15)	(0.04)	(0.19)	6.09	(36.00)	1,907	0.41		8.63		2.88		29
Year ended 12/31/07(f)	10.02	0.31	(0.13)	0.18	(0.28)	(0.09)	(0.37)	9.83	1.81	901	0.54	(g)	22.43	(g)	3.26	(g)	20

Class AX
Six months ended 06/30/12	8.22	(0.01)	0.39	0.38	—	—	—	8.60	4.62	3,924	0.25	(e)	1.13	(e)	(0.25	)(e)	0
Year ended 12/31/11	7.79	0.23	0.56	0.79	(0.36)	—	(0.36)	8.22	10.17	4,087	0.25		1.52		2.88		14
Year ended 12/31/10(f)	7.50	0.31	0.50	0.81	(0.25)	(0.27)	(0.52)	7.79	10.92	6,212	0.25	(g)	1.42	(g)	6.79	(g)	26

Class B
Six months ended 06/30/12	8.15	(0.04)	0.39	0.35	—	—	—	8.50	4.29	1,276	1.00	(e)	1.88	(e)	(1.00	)(e)	0
Year ended 12/31/11	7.73	0.17	0.55	0.72	(0.30)	—	(0.30)	8.15	9.37	1,289	1.00		2.27		2.13		14
Year ended 12/31/10	7.32	0.46	0.41	0.87	(0.19)	(0.27)	(0.46)	7.73	12.08	1,115	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.16	1.63	(0.37)	—	(0.37)	7.32	26.90	773	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	522	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	500	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C
Six months ended 06/30/12	8.14	(0.04)	0.39	0.35	—	—	—	8.49	4.30	5,023	1.00	(e)	1.88	(e)	(1.00	)(e)	0
Year ended 12/31/11	7.73	0.17	0.54	0.71	(0.30)	—	(0.30)	8.14	9.24	3,468	1.00		2.27		2.13		14
Year ended 12/31/10	7.31	0.46	0.42	0.88	(0.19)	(0.27)	(0.46)	7.73	12.24	2,136	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.15	1.62	(0.37)	—	(0.37)	7.31	26.72	1,387	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	597	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	277	1.29	(g)	23.18	(g)	2.51	(g)	20

Class CX
Six months ended 06/30/12	8.14	(0.04)	0.38	0.34	—	—	—	8.48	4.18	580	1.00	(e)	1.88	(e)	(1.00	)(e)	0
Year ended 12/31/11	7.72	0.17	0.55	0.72	(0.30)	—	(0.30)	8.14	9.38	595	1.00		2.27		2.13		14
Year ended 12/31/10(f)	7.42	0.28	0.48	0.76	(0.19)	(0.27)	(0.46)	7.72	10.44	747	1.00	(g)	2.17	(g)	6.04	(g)	26

Class R
Six months ended 06/30/12	8.19	(0.02)	0.39	0.37	—	—	—	8.56	4.52	5,905	0.50	(e)	1.38	(e)	(0.50	)(e)	0
Year ended 12/31/11	7.77	0.21	0.55	0.76	(0.34)	—	(0.34)	8.19	9.81	3,692	0.50		1.77		2.63		14
Year ended 12/31/10	7.34	0.51	0.42	0.93	(0.23)	(0.27)	(0.50)	7.77	12.83	3,536	0.50		2.19		6.54		26
Year ended 12/31/09	6.07	0.52	1.15	1.67	(0.40)	—	(0.40)	7.34	27.47	1,840	0.58		4.39		7.44		214
Year ended 12/31/08	9.82	0.21	(3.78)	(3.57)	(0.14)	(0.04)	(0.18)	6.07	(36.27)	432	0.66		8.88		2.63		29
Year ended 12/31/07(f)	10.02	0.28	(0.13)	0.15	(0.26)	(0.09)	(0.35)	9.82	1.59	153	0.79	(g)	22.68	(g)	3.01	(g)	20

Class RX
Six months ended 06/30/12	8.20	(0.02)	0.39	0.37	—	—	—	8.57	4.51	683	0.50	(e)	1.38	(e)	(0.50	)(e)	0
Year ended 12/31/11	7.76	0.21	0.57	0.78	(0.34)	—	(0.34)	8.20	10.08	631	0.50		1.77		2.63		14
Year ended 12/31/10(f)	7.47	0.30	0.49	0.79	(0.23)	(0.27)	(0.50)	7.76	10.73	570	0.50	(g)	1.67	(g)	6.54	(g)	26

Class Y
Six months ended 06/30/12	8.24	0.00	0.39	0.39	—	—	—	8.63	4.73	656	0.00	(e)	0.88	(e)	0.00	(e)	0
Year ended 12/31/11	7.81	0.25	0.56	0.81	(0.38)	—	(0.38)	8.24	10.39	190	0.00		1.27		3.13		14
Year ended 12/31/10	7.37	0.55	0.43	0.98	(0.27)	(0.27)	(0.54)	7.81	13.42	398	0.00		1.69		7.04		26
Year ended 12/31/09	6.09	0.56	1.14	1.70	(0.42)	—	(0.42)	7.37	27.96	75	0.08		3.89		7.94		214
Year ended 12/31/08(f)	7.56	0.05	(1.32)	(1.27)	(0.16)	(0.04)	(0.20)	6.09	(16.73)	24	0.10	(g)	10.26	(g)	3.19	(g)	29

67        Invesco Growth Series

											Ratio of	Ratio of
			Net gains								expenses	expenses
			(losses)								to average	to average net	Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets	assets without	investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers	fee waivers	income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense	and/or expense	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)	reimbursements	net assets	turnover(d)

Class R5
Six months ended 06/30/12	8.25	0.00	0.39	0.39	—	—	—	8.64	4.73	5,418	0.00 (e)	0.69 (e)	0.00 (e)	0
Year ended 12/31/11	7.81	0.25	0.57	0.82	(0.38)	—	(0.38)	8.25	10.52	13	0.00	1.02	3.13	14
Year ended 12/31/10	7.38	0.55	0.42	0.97	(0.27)	(0.27)	(0.54)	7.81	13.25	12	0.00	1.38	7.04	26
Year ended 12/31/09	6.09	0.53	1.18	1.71	(0.42)	—	(0.42)	7.38	28.13	11	0.08	3.49	7.94	214
Year ended 12/31/08	9.84	0.28	(3.82)	(3.54)	(0.17)	(0.04)	(0.21)	6.09	(35.94)	9	0.15	7.72	3.14	29
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.29)	(0.09)	(0.38)	9.84	2.03	51	0.28 (g)	21.86 (g)	3.53 (g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.87%, 0.79%, 0.81%, 0.78% and 0.81% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $17,321, $4,188, $1,317, $4,548, $579, $5,408, $658, $526 and $5,070 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

68        Invesco Growth Series

Invesco Balanced-Risk Retirement 2050 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Six months ended 06/30/12	$8.20	$(0.01)	$0.39	$0.38	$—	$—	$—	$8.58	4.63%	$11,361	0.25	%(e)	1.61	%(e)	(0.25	)%(e)	1%
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	7,586	0.25		3.01		3.34		22
Year ended 12/31/10	7.13	0.48	0.44	0.92	(0.43)	—	(0.43)	7.62	13.08	3,693	0.25		3.63		6.42		27
Year ended 12/31/09	5.87	0.45	1.19	1.64	(0.38)	—	(0.38)	7.13	27.92	2,533	0.32		7.20		6.87		214
Year ended 12/31/08	9.78	0.17	(3.84)	(3.67)	(0.17)	(0.07)	(0.24)	5.87	(37.51)	1,248	0.42		11.10		2.10		27
Year ended 12/31/07(f)	10.02	0.29	(0.14)	0.15	(0.29)	(0.10)	(0.39)	9.78	1.55	1,177	0.54	(g)	24.63	(g)	3.01	(g)	20

Class AX
Six months ended 06/30/12	8.20	(0.01)	0.39	0.38	—	—	—	8.58	4.63	1,496	0.25	(e)	1.61	(e)	(0.25	)(e)	1
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	1,430	0.25		3.01		3.34		22
Year ended 12/31/10(f)	7.27	0.29	0.49	0.78	(0.43)	—	(0.43)	7.62	10.91	1,793	0.25	(g)	2.97	(g)	6.42	(g)	27

Class B
Six months ended 06/30/12	8.11	(0.04)	0.39	0.35	—	—	—	8.46	4.32	486	1.00	(e)	2.36	(e)	(1.00	)(e)	1
Year ended 12/31/11	7.55	0.20	0.51	0.71	(0.15)	—	(0.15)	8.11	9.39	478	1.00		3.76		2.59		22
Year ended 12/31/10	7.08	0.42	0.43	0.85	(0.38)	—	(0.38)	7.55	12.13	489	1.00		4.38		5.67		27
Year ended 12/31/09	5.84	0.40	1.18	1.58	(0.34)	—	(0.34)	7.08	27.02	432	1.07		7.95		6.12		214
Year ended 12/31/08	9.75	0.11	(3.82)	(3.71)	(0.13)	(0.07)	(0.20)	5.84	(38.03)	214	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.13)	0.08	(0.25)	(0.10)	(0.35)	9.75	0.80	184	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C
Six months ended 06/30/12	8.13	(0.04)	0.38	0.34	—	—	—	8.47	4.18	2,968	1.00	(e)	2.36	(e)	(1.00	)(e)	1
Year ended 12/31/11	7.57	0.20	0.51	0.71	(0.15)	—	(0.15)	8.13	9.36	1,872	1.00		3.76		2.59		22
Year ended 12/31/10	7.09	0.42	0.44	0.86	(0.38)	—	(0.38)	7.57	12.26	709	1.00		4.38		5.67		27
Year ended 12/31/09	5.85	0.40	1.18	1.58	(0.34)	—	(0.34)	7.09	26.97	487	1.07		7.95		6.12		214
Year ended 12/31/08	9.76	0.10	(3.81)	(3.71)	(0.13)	(0.07)	(0.20)	5.85	(37.99)	253	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.12)	0.09	(0.25)	(0.10)	(0.35)	9.76	0.90	150	1.29	(g)	25.38	(g)	2.26	(g)	20

Class CX
Six months ended 06/30/12	8.12	(0.04)	0.39	0.35	—	—	—	8.47	4.31	111	1.00	(e)	2.36	(e)	(1.00	)(e)	1
Year ended 12/31/11	7.56	0.20	0.51	0.71	(0.15)	—	(0.15)	8.12	9.37	99	1.00		3.76		2.59		22
Year ended 12/31/10(f)	7.20	0.25	0.49	0.74	(0.38)	—	(0.38)	7.56	10.40	335	1.00	(g)	3.72	(g)	5.67	(g)	27

Class R
Six months ended 06/30/12	8.17	(0.02)	0.38	0.36	—	—	—	8.53	4.41	2,524	0.50	(e)	1.86	(e)	(0.50	)(e)	1
Year ended 12/31/11	7.59	0.24	0.51	0.75	(0.17)	—	(0.17)	8.17	9.98	1,930	0.50		3.26		3.09		22
Year ended 12/31/10	7.11	0.46	0.43	0.89	(0.41)	—	(0.41)	7.59	12.74	1,708	0.50		3.88		6.17		27
Year ended 12/31/09	5.85	0.44	1.18	1.62	(0.36)	—	(0.36)	7.11	27.80	969	0.57		7.45		6.62		214
Year ended 12/31/08	9.77	0.14	(3.84)	(3.70)	(0.15)	(0.07)	(0.22)	5.85	(37.78)	275	0.67		11.35		1.85		27
Year ended 12/31/07(f)	10.02	0.26	(0.14)	0.12	(0.27)	(0.10)	(0.37)	9.77	1.29	151	0.79	(g)	24.88	(g)	2.76	(g)	20

Class RX
Six months ended 06/30/12	8.17	(0.03)	0.40	0.37	—	—	—	8.54	4.53	178	0.50	(e)	1.86	(e)	(0.50	)(e)	1
Year ended 12/31/11	7.60	0.24	0.50	0.74	(0.17)	—	(0.17)	8.17	9.84	146	0.50		3.26		3.09		22
Year ended 12/31/10(f)	7.24	0.27	0.51	0.78	(0.42)	—	(0.42)	7.60	10.85	135	0.50	(g)	3.22	(g)	6.17	(g)	27

Class Y
Six months ended 06/30/12	8.21	0.00	0.39	0.39	—	—	—	8.60	4.75	528	0.00	(e)	1.36	(e)	0.00	(e)	1
Year ended 12/31/11	7.63	0.29	0.50	0.79	(0.21)	—	(0.21)	8.21	10.36	482	0.00		2.76		3.59		22
Year ended 12/31/10	7.14	0.51	0.43	0.94	(0.45)	—	(0.45)	7.63	13.33	196	0.00		3.38		6.67		27
Year ended 12/31/09	5.87	0.47	1.19	1.66	(0.39)	—	(0.39)	7.14	28.32	51	0.07		6.95		7.12		214
Year ended 12/31/08(f)	7.42	0.04	(1.35)	(1.31)	(0.17)	(0.07)	(0.24)	5.87	(17.57)	42	0.09	(g)	19.27	(g)	2.43	(g)	27

69        Invesco Growth Series

											Ratio of	Ratio of
			Net gains								expenses	expenses
			(losses)								to average	to average net	Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets	assets without	investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers	fee waivers	income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense	and/or expense	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)	reimbursements	net assets	turnover(d)

Class R5
Six months ended 06/30/12	8.21	0.00	0.40	0.40	—	—	—	8.61	4.87	4,862	0.00 (e)	1.12 (e)	0.00 (e)	1
Year ended 12/31/11	7.62	0.29	0.51	0.80	(0.21)	—	(0.21)	8.21	10.50	11	0.00	2.36	3.59	22
Year ended 12/31/10	7.14	0.50	0.43	0.93	(0.45)	—	(0.45)	7.62	13.18	10	0.00	3.03	6.67	27
Year ended 12/31/09	5.87	0.44	1.22	1.66	(0.39)	—	(0.39)	7.14	28.32	21	0.06	6.36	7.13	214
Year ended 12/31/08	9.79	0.19	(3.86)	(3.67)	(0.18)	(0.07)	(0.25)	5.87	(37.42)	32	0.15	10.22	2.37	27
Year ended 12/31/07(f)	10.02	0.31	(0.14)	0.17	(0.30)	(0.10)	(0.40)	9.79	1.78	51	0.28 (g)	24.12 (g)	3.27 (g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.87%, 0.79%, 0.82%, 0.78% and 0.82% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,088, $1,486, $515, $2,658, $107, $2,308, $163, $452 and $2,308 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y and Class R5 shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Class R5 shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class AX, Class CX and Class RX shares.
(g)	Annualized.

70        Invesco Growth Series

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of Fund’s expenses, including investment advisory fees and other Fund costs, on Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year; and
■	The Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the Funds’ classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Invesco Balanced-Risk Retirement Now Fund — R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.59%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.41%	8.23%	12.19%	16.30%	20.56%	24.97%	29.54%	34.28%	39.20%	44.29%
End of Year Balance	$10,441.00	$10,823.14	$11,219.27	$11,629.89	$12,055.55	$12,496.78	$12,954.16	$13,428.28	$13,919.76	$14,429.22
Estimated Annual Expenses	$60.30	$142.47	$147.68	$153.09	$158.69	$164.50	$170.52	$176.76	$183.23	$189.94

Invesco Balanced-Risk Retirement Now Fund — R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.59%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.41%	8.23%	12.19%	16.30%	20.56%	24.97%	29.54%	34.28%	39.20%	44.29%
End of Year Balance	$10,441.00	$10,823.14	$11,219.27	$11,629.89	$12,055.55	$12,496.78	$12,954.16	$13,428.28	$13,919.76	$14,429.22
Estimated Annual Expenses	$60.30	$142.47	$147.68	$153.09	$158.69	$164.50	$170.52	$176.76	$183.23	$189.94

Invesco Balanced-Risk Retirement 2020 Fund — R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.85%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.15%	7.98%	11.96%	16.08%	20.35%	24.78%	29.37%	34.13%	39.07%	44.18%
End of Year Balance	$10,415.00	$10,798.27	$11,195.65	$11,607.65	$12,034.81	$12,477.69	$12,936.87	$13,412.95	$13,906.54	$14,418.30
Estimated Annual Expenses	$86.76	$140.01	$145.16	$150.50	$156.04	$161.78	$167.74	$173.91	$180.31	$186.94

Invesco Balanced-Risk Retirement 2020 Fund — R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.85%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.15%	7.98%	11.96%	16.08%	20.35%	24.78%	29.37%	34.13%	39.07%	44.18%
End of Year Balance	$10,415.00	$10,798.27	$11,195.65	$11,607.65	$12,034.81	$12,477.69	$12,936.87	$13,412.95	$13,906.54	$14,418.30
Estimated Annual Expenses	$86.76	$140.01	$145.16	$150.50	$156.04	$161.78	$167.74	$173.91	$180.31	$186.94

Invesco Balanced-Risk Retirement 2030 Fund — R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.87%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.13%	7.90%	11.81%	15.85%	20.05%	24.39%	28.90%	33.56%	38.40%	43.41%
End of Year Balance	$10,413.00	$10,789.95	$11,180.55	$11,585.28	$12,004.67	$12,439.24	$12,889.54	$13,356.14	$13,839.63	$14,340.63
Estimated Annual Expenses	$88.80	$146.30	$151.60	$157.08	$162.77	$168.66	$174.77	$181.10	$187.65	$194.44

Invesco Balanced-Risk Retirement 2030 Fund — R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.87%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%	1.36%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.13%	7.92%	11.85%	15.92%	20.14%	24.51%	29.04%	33.74%	38.61%	43.66%
End of Year Balance	$10,413.00	$10,792.03	$11,184.86	$11,591.99	$12,013.94	$12,451.25	$12,904.47	$13,374.20	$13,861.02	$14,365.56
Estimated Annual Expenses	$88.80	$144.19	$149.44	$154.88	$160.52	$166.36	$172.42	$178.69	$185.20	$191.94
1 Your actual expenses may be higher or lower than those shown.

71        Invesco Growth Series

Invesco Balanced-Risk Retirement 2040 Fund — R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.98%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.02%	7.14%	10.35%	13.67%	17.08%	20.59%	24.21%	27.93%	31.77%	35.72%
End of Year Balance	$10,402.00	$10,714.06	$11,035.48	$11,366.55	$11,707.54	$12,058.77	$12,420.53	$12,793.15	$13,176.94	$13,572.25
Estimated Annual Expenses	$99.97	$211.16	$217.50	$224.02	$230.74	$237.66	$244.79	$252.14	$259.70	$267.49

Invesco Balanced-Risk Retirement 2040 Fund — R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	0.98%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.02%	7.14%	10.35%	13.67%	17.08%	20.59%	24.21%	27.93%	31.77%	35.72%
End of Year Balance	$10,402.00	$10,714.06	$11,035.48	$11,366.55	$11,707.54	$12,058.77	$12,420.53	$12,793.15	$13,176.94	$13,572.25
Estimated Annual Expenses	$99.97	$211.16	$217.50	$224.02	$230.74	$237.66	$244.79	$252.14	$259.70	$267.49

Invesco Balanced-Risk Retirement 2050 Fund — R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.11%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.89%	5.48%	7.09%	8.73%	10.40%	12.08%	13.80%	15.54%	17.31%	19.10%
End of Year Balance	$10,389.00	$10,547.95	$10,709.34	$10,873.19	$11,039.55	$11,208.45	$11,379.94	$11,554.06	$11,730.83	$11,910.31
Estimated Annual Expenses	$113.16	$363.26	$368.81	$374.46	$380.19	$386.00	$391.91	$397.90	$403.99	$410.17

Invesco Balanced-Risk Retirement 2050 Fund — R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

Annual Expense Ratio[1]	1.11%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%	3.47%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.89%	5.48%	7.09%	8.73%	10.40%	12.08%	13.80%	15.54%	17.31%	19.10%
End of Year Balance	$10,389.00	$10,547.95	$10,709.34	$10,873.19	$11,039.55	$11,208.45	$11,379.94	$11,554.06	$11,730.83	$11,910.31
Estimated Annual Expenses	$113.16	$363.26	$368.81	$374.46	$380.19	$386.00	$391.91	$397.90	$403.99	$410.17

1 Your actual expenses may be higher or lower than those shown.

72        Invesco Growth Series

Shareholder Account Information

In addition to the Fund(s), the Adviser serves as investment adviser to many other Invesco mutual funds. The following information is about the Class R5 and Class R6 shares of the Invesco mutual funds (Invesco Funds or Funds), which are offered only to certain eligible investors. Prior to September 24, 2012, Class R5 shares were known as Institutional Class shares.

Some investments in the Funds are made through accounts that are maintained by intermediaries (and not in the name of an individual investor) and some investments are made indirectly through products that use the Funds as underlying investments, such as Employer Sponsored Retirement and Benefit Plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.

Unless otherwise provided, the following are certain defined terms used throughout this prospectus:

■	Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

■	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.

■	Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

■	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.

Shareholder Account Information and additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s prospectus and SAI, which are available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
Class R5 and R6 shares of the Funds are intended for use by Employer Sponsored Retirement and Benefit Plans. Employer Sponsored Retirement and Benefit Plans held directly or through omnibus accounts generally must process no more than one net redemption and one net purchase transaction each day. There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

Class R5 and R6 shares of the Funds are also available to institutional investors. Institutional investors are: banks, trust companies, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, endowments and foundations. The minimum initial investment for institutional investors is $10 million, unless such investment is made by an investment company, as defined under the 1940 Act, as amended, that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Purchasing Shares
Non-retirement retail investors, including high net worth investors investing directly or through a financial intermediary, are not eligible for Class R5 or R6 shares. IRAs and Employer Sponsored IRAs are also not eligible for Class R5 or R6 shares. If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on your financial intermediary’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge (CDSC) on purchases of any Class R5 or Class R6 shares.

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the Funds’ transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The financial adviser or financial intermediary should call the Funds’ transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the Funds’ transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Class R5 and R6 Shares

R5/R6—02/13

Redeeming Shares
Your broker or financial intermediary may charge service fees for handling redemption transactions.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the Funds’ transfer agent. The Funds’ transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the Funds’ transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
The Funds’ transfer agent normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order. “Good order” means that all necessary information and documentation related to the redemption request have been provided to the Funds’ transfer agent. If your request is not in good order, the Funds’ transfer agent may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

If you redeem by telephone, the Funds’ transfer agent will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

The Funds’ transfer agent uses reasonable procedures to confirm that instructions communicated via telephone are genuine, and the Funds and the Funds’ transfer agent are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If a Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following table shows permitted exchanges from one Fund to another Fund:

Exchange From	Exchange To

Class R5	Class R5

Class R6	Class R6

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

■	If you have physical share certificates, you must return them to the Funds’ transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Share Class Conversions
Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided that you are eligible to buy that share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information.

Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in

A-2        The Invesco Funds—Class R5 and R6 Shares

violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the Adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the Funds:

■	Trade activity monitoring.

■	Discretion to reject orders.

■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Discretion to Reject Orders
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders. This discretion may be exercised with respect to purchase or exchange orders placed directly with the Funds’ transfer agent or through a financial intermediary.

Purchase Blocking Policy
The Funds have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus Retirement and Benefit Plans; death and disability and hardship distributions; loan transactions; transfers of assets; Retirement and Benefit Plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from Retirement and Benefit plans.

The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where the Adviser determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.

If an account is maintained by a financial intermediary whose systems are unable to apply Invesco’s purchase blocking policy, the Adviser will accept the establishment of an account only if the Adviser believes the policies and procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the financial intermediary with which you have an account to determine the specific trading restrictions that apply to you. If the Adviser identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in Fund shares will be prevented.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. The Funds value securities and assets for which market quotations are unavailable at their “fair value,” which is described below.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Adviser determines that the closing price of the security is stale or unreliable, the Adviser will value the security at its fair value.

A-3        The Invesco Funds—Class R5 and R6 Shares

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

The Board has delegated the daily determination of fair value prices to the Adviser’s valuation committee, which acts in accordance with Board approved policies. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated. An additional intended effect is to discourage those seeking to take advantage of arbitrage opportunities resulting from “stale” prices and to mitigate the dilutive impact of any such arbitrage. However, the application of fair value pricing cannot eliminate the possibility that arbitrage opportunities will exist.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Adviser’s valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. Invesco Tax-Free Intermediate Fund values variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. If a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the Funds’ transfer agent or an authorized agent or its designee receives an order in good order.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends

A-4        The Invesco Funds—Class R5 and R6 Shares

and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.

■	A portion of income dividends paid by a Fund to you may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.

■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.

■	The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.

■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”

■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.

■	The Foreign Account Tax Compliance Act (FATCA) requires the reporting to the IRS of certain direct and indirect ownership of foreign financial accounts by U.S. persons. Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by the Fund after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale Fund shares) paid by the Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as Retirement and Benefit Plans.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in either your gross income for federal income tax purposes or your net investment income subject to the additional 3.8% Medicare tax. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal

A-5        The Invesco Funds—Class R5 and R6 Shares

alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.

■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.

■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS (upon which only the fund that received the PLR can rely), the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund also has received a PLR from the IRS confirming that income derived by the Fund from its Subsidiary is qualifying income. The Invesco Balanced-Risk Commodity Strategy Fund has applied to the IRS for a PLR relating to its Subsidiary. However, the IRS has suspended issuance of any further PLRs pending a review of its position.

Invesco Emerging Market Local Currency Debt Fund, Invesco International Total Return Fund and Invesco Premium Income Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries-Class R5
Invesco Distributors, Inc. and other Invesco Affiliates may make cash payments to financial intermediaries in connection with the promotion and sale of Class R5 shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan

A-6        The Invesco Funds—Class R5 and R6 Shares

administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s fund sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of Class R5 shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all Class R5 shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of Class R5 shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold Class R5 shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund Class R5 shares and the retention of those investments by clients of financial intermediaries. To the extent the financial intermediaries sell more Class R5 shares of the Funds or retain Class R5 shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

The Funds’ transfer agent may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds’ transfer agent at 800-959-4246 or contact your financial institution. The Funds’ transfer agent will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Class R5 and R6 Shares

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about each Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. Each Fund’s annual report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Each Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of each Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Balanced-Risk Retirement Now Fund Invesco Balanced-Risk Retirement 2020 Fund Invesco Balanced-Risk Retirement 2030 Fund and	Invesco Balanced-Risk Retirement 2040 Fund Invesco Balanced-Risk Retirement 2050 Fund
SEC 1940 Act file number: 811-02699

invesco.com/us IBRR-PRO-2